UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-00994
Burnham Investors Trust

(Exact name of registrant as specified in charter)
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

(Address of principle executive offices) (Zip Code)
Jon M. Burnham
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 874-3863
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010

Item 1. Report to Shareholders.

JUNE 30, 2010

SEMI-ANNUAL Report

Burnham Fund

Burnham Financial Services Fund

Burnham Financial Industries Fund

Burnham U.S. Government Money Market Fund

THE BURNHAM FAMILY OF FUNDS

BURNHAM INVESTORS TRUST

Ticker Symbols

Class A	BURHX
Class B	BURIX
Class C	BURJX
Portfolio Manager

Jon M. Burnham
Since 1995
Minimum Investment

Regular accounts	$2,500
IRAs	$100
Asset Values

Net assets, in millions	$66.09
Net asset value per share
Class A	$23.07
Class B	$22.91
Class C	$22.47
Maximum Offering Price

Class A	$24.28
Maximum Sales Charge or CDSC

Class A	5.00%
Class C	1.00%
Expense Ratios (annualized)*

		Net
		(after expense
	Gross[1]	recoupment)[1]
Class A	1.48%	1.62%
Class B	2.23%	2.37%
Class C	2.24%	2.37%

*	See Note 5 to the Financial Statements.
Inception

Class A	June 15, 1975
Class B	October 18, 1993
Class C	April 30, 2004

[1]	The Expense Ratios in this table do not match the ratios of expenses to average net assets in the “Financial Highlights” section of the report (the “Highlights Ratios”) because the Highlights Ratios reflect the operating expenses of the fund and do not include ratios of “Acquired Fund Fees and Expenses.” Acquired fund fees and expenses are expenses incurred indirectly by the Burnham Fund as a result of its investments in other investment funds.
All data as of June 30, 2010. Performance information assumes all distributions were reinvested. Class A performance information does not include the maximum 5% sales charge. Class B and C shares have different costs and performance will differ. Past performance isn’t a prediction of future performance. Read the prospectus carefully before investing.
Burnham Fund
“Investors do not like uncertainty: the looming question being whether the recovery will continue or if darker clouds lie ahead.”

Jon Burnham
Portfolio Manager
As of the six months ended June 30, 2010, the Burnham Fund declined 2.08% (with dividends reinvested,) outperforming both of its benchmarks: the S&P 500® Index by 4.57% (this index is unmanaged) and the Morningstar Large-Cap Blend Index by 4.99%.
The last six months have been very trying for investors in the equity markets. First quarter markets continued the buoyant rally of 2009 as reported data showed substantial increases in GDP growth. Positive earnings comparisons and macro economic news, stabilization in the housing markets and the unemployment rate, and job creation in several states (some of which was due to temporary census workers) also added to this sentiment. However, momentum reversed in the second quarter. Investors grew concerned that the fiscal crisis in the eurozone would dampen economic growth in the U.S. They also worried that the stubbornly high unemployment rate with its accompanying deterioration of consumer confidence, plus the return of a sluggish housing market after the expiration of the housing stimulus tax credits would cause the fragile recovery to stall. The expiration of the Bush tax cuts, and the worry that the regulations passed over the last 18 months will constrain growth looking forward caused markets to retreat, and volatility and trading risk returned (as epitomized by the “Flash Crash” on May 6, which is still unexplained.)
Investors do not like uncertainty: the looming question being whether the recovery will continue or if darker clouds lie ahead. Having used political capital to pass an aggressive legislative agenda, the Obama Administration faces challenges from the flanks of both parties — anti-deficit spending/anti-expansionist conservatives on one side, and more liberal democrats on the other, who believe that not enough has been done to address job creation. There is concern that the midterm elections will rout incumbents of both parties, and legislative action to address the economy may be affected. Should the economy falter, the Federal Reserve has indicated it has weapons in its arsenal to provide stimulus and support: the Fed can buy more loans and inject (even) more liquidity to the markets. It can lower the discount rate (slightly), and it can create programs to expand lending to businesses. It has indicated that it will continue to hold interest rates at low rates levels. Meanwhile investors are marking time until there is economic and political clarity.
S&P estimates (as of mid-July 2010, bottom-up, operating) project that 2010 earnings may improve by approximately 44%, lending the market a P/E ratio of 13.9x. 2011 is forecast to grow at 15.2%, and has a P/E ratio of 11.5x. These valuations are attractive given the market’s average P/E range of 10x to 30x, and its dividend yield of 2.05% is competitive with 10 year bonds in what will eventually be a rising interest rate environment.
According to S&P sector forecasts, the largest improvement in earnings for 2010 may be in Financial Services, Energy, Materials and Consumer Discretionary, respectively. While still comparing positively vs. 2009, less improvement will be seen in Consumer Staples, Telecommunication Services and Utilities in 2010.
All S&P sectors had negative investment returns for the first half of 2010. The best performers were media, consumer goods, financial services, computer hardware and industrial materials, respectively. The worst performing sectors were software, telecommunications, energy, health care, and utilities, respectively.
We made very few changes in our overall asset allocation since the end of 2009. Our allocation increased in Consumer Staples (5.1%) and Information Technology (22.7%), and decreased in Consumer Discretionary (10.4%), Health Care (1.9%), Materials (2.6%) and Telecommunication Services (2.1%). We continued to pare positions where we viewed advantage in doing so to reduce portfolio risk (specifically in Auto Manufacturers and Energy). We added significantly (7%) to our position in Computer Hardware. Our percentage allocation to short-term instruments was approximately 10%.
Sectors that positively contributed to the Fund’s performance (outperformed its benchmark), as a result of stock selection, were Financial Services, Consumer Discretionary, Information Technology and Health Care. Avoiding media investments also had a positive impact. Investments that contributed most significantly were Apple Inc., Chipotle Mexican Grill, Inc., Class A, Williams Partners LP, Las Vegas Sands Corp. and SPDR Gold Trust. Areas in which the Fund underperformed its benchmark were Energy, Industrials and Telecommunication Services. Equities that detracted from performance include BP p.l.c., Freeport-McMoran Copper & Gold Inc., Google Inc., Class A and Devon Energy Corp. Of these positions, BP p.l.c. was not held at the end of the period. The other equities are still held in the Fund with substantial profits.
We are cautiously optimistic for the second half of the year for several reasons: psychology is overwhelmingly pessimistic while valuations are reasonable; dividend yields are competitive with bonds; corporate earnings are coming in better than expected; and the eurozone area which threw the U.S. rally off track is showing signs of stability. Looking toward Washington, the Fed has articulated its accommodation, and the Obama Administration’s aggressive (risky, and intentional) regulatory agenda to address the crises is likely behind us. We have stated in prior reports that we believe the U.S. prefers a divided government. In our view it is possible that a compromise may come of this polarizing time in the form of maintaining the Bush tax cuts for one more year until the recovery takes hold and job numbers improve, or that future stimulus may be deficit neutral. We believe that these measures, plus the wind-down of the wars in Afghanistan and Iraq will have benefits in economic terms.
We believe that the recovery will be uneven (which we should expect of recoveries from sharp recessions, or in this case a near depression), but none of the factors that are shaking confidence at the present time are “new news,” or enough to cause a sharp decline from here. In constructing the portfolio, we seek to place emphasis on companies with the ability to grow revenues and earnings in this sputtering economy. Areas that continue to look attractive to us are Information Technology, Industrials, Financial Services and Health Care. We continue to avoid areas that are sensitive to retail sales and prolonged high unemployment rates (retail sales and real estate).
2 BURNHAM FUND

PORTFOLIO INVESTMENTS
Asset Allocation (as a % of net assets)

% net
Industries — Common Stock	assets

Information Technology	22.65%
Energy	19.95%
Financial Services	10.85%
Consumer Discretionary	10.39%
Industrials	9.04%
Consumer Staples	5.07%
Materials	2.55%
Telecommunications Services	2.12%
Health Care	1.91%

84.53%

% net
Top 10 Common Stock Holdings	assets

Apple Inc.	11.42%
Kinder Morgan Management, LLC	3.98%
PepsiCo, Inc.	3.69%
McDonald’s Corp.	3.49%
American Express Co.	3.30%
Chipotle Mexican Grill, Inc., Class A	3.11%
International Business Machines Corp.	2.80%
The Williams Companies, Inc.	2.77%
Devon Energy Corp.	2.77%
Caterpillar Inc.	2.73%

40.06%

TOTAL RETURN†
Growth of $10,000 Over Ten Years

	with no	with max.
Average	sales charge	sales charge
Annual Returns	or CDSC	or CDSC

Class A
One year	20.28%	14.27%
Three years	(4.75)%	(6.36)%
Five years	1.18%	0.15%
Ten years	(1.90)%	(2.40)%
Class B
One year	19.39%	14.39%
Three years	(5.44)%	(6.35)%
Five years	0.44%	0.09%
Ten years	(2.63)%	(2.63)%
Class C
One year	19.46%	18.46%
Three years	(5.43)%	(5.43)%
Five years	0.45%	0.45%
Since inception	1.21%	1.21%

	with no	with max.
Cumulative	sales charge	sales charge
Total Returns	or CDSC	or CDSC

Class A
One year	20.28%	14.27%
Three years	(13.58)%	(17.90)%
Five years	6.05%	0.75%
Ten years	(17.45)%	(21.58)%
Class B
One year	19.39%	14.39%
Three years	(15.47)%	(17.88)%
Five years	2.20%	0.46%
Ten years	(23.38)%	(23.38)%
Class C
One year	19.46%	18.46%
Three years	(15.44)%	(15.44)%
Five years	2.29%	2.29%
Since inception	7.67%	7.67%
Performance Over
     the Past Six Months
The Fund outperformed both its sector and peer group.
The sector is represented by the S&P 500® Index (“Standard & Poor’s 500 Composite Stock Index”), an unmanaged index that includes a representative sample of 500 leading companies in leading industries in the U.S. economy.
The peer group is represented by the funds in the Morningstar Large-Cap Blend category.
Modern Portfolio Theory Statistics**
Three-Year Range

Beta	0.85
R2	84.28
Alpha	3.67
Standard Deviation	19.19
Sharpe Ratio	(0.22)

*	Keep in mind that indices have no management fees or brokerage costs.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

**	Source: Morningstar Direct
BURNHAM FUND 3

Ticker Symbols

Class A	BURKX
Class B	BURMX
Class C	BURNX
Portfolio Manager

Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception
Minimum Investment

Regular accounts	$2,500
IRAs	$100
Asset Values

Net assets, in millions	$58.12
Net asset value per share
Class A	$16.70
Class B	$15.79
Class C	$16.36
Maximum Offering Price

Class A	$17.58
Maximum Sales Charge or CDSC

Class A	5.00%
Class C	1.00%
Expense Ratios (annualized)*

		Net (after
	Gross	recoupment)
Class A	1.71%	1.80%
Class B	2.46%	2.55%
Class C	2.45%	2.55%

*	See Note 5 to the Financial Statements.
Inception

Class A and B	June 7, 1999
Class C	April 29, 2005
All data as of June 30, 2010. Performance information assumes all distributions were reinvested. Class A performance information does not include the maximum 5% sales charge. Class B and C shares have different costs and performance will differ. Past performance isn’t a prediction of future performance. Read the prospectus carefully before investing.
Burnham Financial Services Fund
“We remain cautiously optimistic on the recovery and upside to bank stocks as conditions improve and deal activity accelerates.”

Anton Schutz
Portfolio Manager
Burnham Financial Services Fund finished the first half of 2010 down 1.36%. Volatility, having regained momentum in May, remained elevated into the end of the second quarter as a plethora of mixed reports/news pushed investors once again to the sidelines. The fear over a “double dip recession” led to the indiscriminate sell-off of equities and subsequent investment into the safe havens of U.S. Treasuries and gold. The financial indices reacted in tandem and were down in the second quarter dramatically from their strong first quarter performances. The Fund performed slightly better than the NASDAQ Bank Index in the second quarter as we participated in capital raises in support of FDIC deal activity and subsequent failed bank acquisitions.
Going forward into the third quarter, the shorter term outlook will be driven more by company specific earnings and we would expect more fundamental-based trading. Asset quality for most banks was favorable in the second quarter of 2010 and should continue to improve barring a sharp economic setback. We will opportunistically trade the continued near-term volatility and take advantage of those names that appear to be undervalued and have longer term upside.
The continued worries over the European credit crisis, conflicting economic data at home and abroad, the prolonged saga over financial regulatory reform and the potential negative impact on certain regional economies from the Gulf oil spill provided a strong impetus for investors to question the sustainability of a slowly recovering economy. Unemployment has shown some improvement but remains at elevated levels. Consumer confidence has been falling after having increased early on in the year. Housing starts and new home sales, together with overall home prices have remained under pressure. As the two main governmental programs to support the housing recovery came to an end, we fully expected the housing market to be in flux, particularly in the more distressed regions. However, much as “cash for clunkers” moved auto sales forward, the housing tax credit did the same for the housing market. We do see housing stabilizing, with the understanding that the pace may differ by geographic footprint.
Fortunately and realistically, not all news is bad, especially in the financial sector. The banking industry has been significantly recapitalized with a tremendous amount of new capital raised. Although the final outcome of the financial regulatory actions will impact the larger capitalization companies JPMorgan Chase & Co., Bank of America Corp. and Citibank, to name a few, we feel the final proposals and the time to implement will be less onerous than expected. The smaller capitalization companies will not be subject to the same level of regulatory action even as stricter guidelines are implemented throughout.
The Fund remains positioned and focused on this eventual recovery of bank earnings and in consolidation activity. The pace to date of failures has been somewhat surprising and in part has reflected a shortage of FDIC personnel, which is being addressed. This slower than expected level of bank failures and subsequent takeovers contributed to some of the negative return of the Fund as the fast money investors looked to “dump and run.” The fact remains there are many failures in the pipeline, specifically in the more distressed markets of Florida, Georgia, the Midwest and Las Vegas. In Florida, two of our top holdings, Centerstate Banks Inc. and 1st United Bancorp, Inc., have participated in acquiring failing banks and we are confident they will be acquirers going forward. We are seeing varying metrics on the deals and some participation by private equity. Our belief is that there will be more than enough to go around, even as competition heats up. The smaller deals face far less competition and the smaller capitalization companies can achieve significant benefits from proportionately larger deals. In addition, we will continue to invest in companies buying distressed assets with the likes of Invesco Mortgage Capital, Inc. and Pennymac Mortgage Investment Trust, which both offer attractive dividend yields.
We remain cautiously optimistic on the recovery and upside to bank stocks as conditions improve and as deal activity accelerates. We have no direct exposure to international banks and the vast majority of our positions have excess capital which enables them to be in a position to be longer term winners. We have seen an improved earnings season, as margins have continued to improve, core deposit growth has been strong, reserves have been built, delinquencies are slowing and operating expenses are falling. Book values and capital ratios will climb as securities values improve and balance sheets decline. A return of loan growth and the slow recovery of real estate will continue to improve the overall sector.
4 FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
Asset Allocation (as a % of net assets)

Industries — Common Stock	% net
(Net of written call options)	assets

Banks — Regional	39.03%
Thrifts & Mortgage Finance	29.69%
Real Estate Investment Trusts	14.71%
Other Diversified Financial Services	4.29%
Property & Casualty Insurance	4.05%
Investment Banking & Brokerage	3.67%
Asset Management & Custody Banks	1.31%
Unregistered Investment Company	0.52%

97.27%

Top 10 Common Stock Holdings	% net
(Net of written call options)	assets

TFS Financial Corp.	6.26%
Two Harbors Investment Corp.	4.80%
1st United Bancorp, Inc.	4.55%
Pennymac Mortgage Investment Trust	4.29%
Invesco Mortgage Capital, Inc.	3.88%
Western Liberty Bancorp	3.69%
Cowen Group, Inc., Class A	3.67%
Centerstate Banks Inc.	3.58%
Citizens South Banking Corp., Inc.	3.12%
Northwest Bancshares, Inc.	2.96%

40.80%

TOTAL RETURN†
Growth of $10,000 Over Ten Years

	with no	with max.
Average	sales charge	sales charge
Annual Returns	or CDSC	or CDSC

Class A
One year	11.26%	5.70%
Three years	(2.20)%	(3.86)%
Five years	0.97%	(0.06)%
Ten years	13.16%	12.59%
Class B
One year	10.43%	5.43%
Three years	(2.92)%	(3.78)%
Five years	0.22%	(0.09)%
Ten years	12.32%	12.32%
Class C
One year	10.45%	9.45%
Three years	(2.91)%	(2.91)%
Five years	0.27%	0.27%
Since inception	1.20%	1.20%

	with no	with max.
Cumulative	sales charge	sales charge
Total Returns	or CDSC	or CDSC

Class A
One year	11.26%	5.70%
Three years	(6.46)%	(11.14)%
Five years	4.97%	(0.28)%
Ten years	244.65%	227.42%
Class B
One year	10.43%	5.43%
Three years	(8.52)%	(10.92)%
Five years	1.09%	(0.43)%
Ten years	219.80%	219.80%
Class C
One year	10.45%	9.45%
Three years	(8.49)%	(8.49)%
Five years	1.38%	1.38%
Since inception	6.35%	6.35%
Performance Over
     the Past Six Months
The Fund outperformed its peer group and narrowly underperformed its sector.
The sector is represented by the NASDAQ Bank Index, an unmanaged index of NASDAQ listed companies classified as banks. They include banks providing a broad range of financial services.
The peer group is represented by the funds in the Morningstar Specialty — Financial investment category.
Modern Portfolio Theory Statistics**
Three-Year Range

Beta	0.80
R2	61.79
Alpha	6.17
Standard Deviation	21.00
Sharpe Ratio	(0.06)

*	Keep in mind that indices have no management fees or brokerage costs.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

**	Source: Morningstar Direct
FINANCIAL SERVICES FUND 5

Ticker Symbols

Class A	BURFX
Class C	BURCX
Class I	BMFIX
Portfolio Manager

Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception
Minimum Investment

Regular accounts	$2,500
IRAs	$100
Asset Values

Net assets, in millions	$155.71
Net asset value per share
Class A	$11.32
Class C	$11.10
Class I	$9.97
Maximum Offering Price

Class A	$11.92
Maximum Sales Charge or CDSC

Class A	5.00%
Class C	1.00%
Expense Ratios (annualized)*

	Class A	Class C	Class I
Expenses before recoupment/waiver including dividend and interest expense	3.10%	3.80%	2.69%
Expenses net of recoupment/waiver including dividend and interest expense	3.20%	3.90%	2.68%

*	See Note 5 to the Financial Statements.
Inception

Class A and C	April 30, 2004
Class I	December 18, 2009
All data as of June 30, 2010. Performance information assumes all distributions were reinvested. Class A performance information does not include the maximum 5% sales charge. Class C shares have different costs and performance will differ. Past performance isn’t a prediction of future performance. Read the prospectus carefully before investing.
Burnham Financial Industries Fund
“We will opportunistically trade the continued near-term volatility and take advantage of those names that appear to be undervalued and have longer term upside.”

Anton Schutz
Portfolio Manager
Burnham Financial Industries Fund finished the first half of 2010 down 3.74%. Volatility, having regained momentum in May, remained elevated into the end of the second quarter as a plethora of mixed reports/news pushed investors once again to the sidelines. The fear over a “double dip recession” led to the indiscriminate sell-off of equities and subsequent investment into the safe havens of U.S. Treasuries and gold. The financial indices reacted in tandem and were down in the second quarter dramatically from their strong first quarter performances. The Fund performed slightly better than the KBW Bank Index in the second quarter as we participated in FDIC deal activity and we maintained a moderate amount of short exposure in expectation of overall uncertainty.
Going forward into the third quarter, the shorter term outlook will be driven more by company specific earnings and we would expect more fundamental-based trading. Asset quality for most banks was favorable in the second quarter of 2010 and should continue to improve barring a sharp economic setback. We will opportunistically trade the continued near-term volatility and take advantage of those names that appear to be undervalued and have longer term upside.
The continued worries over the European credit crisis, conflicting economic data at home and abroad, the prolonged saga over financial regulatory reform and the potential negative impact on certain regional economies from the Gulf oil spill provided a strong impetus for investors to question the sustainability of a slowly recovering economy. Unemployment has shown some improvement but remains at elevated levels. Consumer confidence has been falling after having increased early on in the year. Housing starts and new home sales, together with overall home prices have remained under pressure. As the two main governmental programs to support the housing recovery came to an end, we fully expected the housing market to be in flux, particularly in the more distressed regions. However, much as “cash for clunkers” moved auto sales forward, the housing tax credit did the same for the housing market. We do see housing stabilizing with the understanding that the pace will differ by geographic footprint.
Fortunately and realistically, not all news is bad, especially in the financial sector. The banking industry has been significantly recapitalized with a tremendous amount of new capital raised. Although the final outcome of the financial regulatory actions will impact the larger capitalization companies, JPMorgan Chase & Co., Bank of America Corp. and Citibank, to name a few, we feel the final proposals and the time to implement will be less onerous than expected. The remaining financial institutions will continue to have dominant market share and as economic conditions improve will have significant earnings power.
The Fund remains positioned and focused on this eventual recovery of bank earnings and in consolidation activity. The pace to date of failures has been somewhat surprising and in part has reflected a shortage of FDIC personnel, which is being addressed. This slower than expected level of bank failures and subsequent takeovers contributed to some of the negative return of the Fund as the fast money investors looked to “dump and run.” The fact remains there are many failures in the pipeline, specifically in the more distressed markets of Florida, Georgia, the Midwest and Las Vegas. In Florida, two of our top holdings, Centerstate Banks Inc. and 1st United Bancorp, Inc., have participated in acquiring failing banks and we are confident they will be acquirers going forward. We are seeing varying metrics on the deals and some participation by private equity. Our belief is that there will be more than enough to go around, even as competition heats up. The smaller deals face far less competition and the smaller capitalization companies can achieve significant benefits from proportionately larger deals. In addition, we will continue to invest in companies buying distressed assets with the likes of Invesco Mortgage Capital, Inc. and Pennymac Mortgage Investment Trust, which both offer attractive dividend yields.
We remain cautiously optimistic on the recovery and upside to bank stocks as conditions improve and as deal activity accelerates. We have no direct exposure to international banks and the vast majority of our positions have excess capital which enables them to be in a position to be longer term winners. We have seen an improved earnings season, as margins have continued to improve, core deposit growth has been strong, reserves have been built, delinquencies are slowing and operating expenses are falling. Book values and capital ratios will climb as securities values improve and balance sheets decline. A return of loan growth and the slow recovery of real estate will continue to improve the overall sector.
6 FINANCIAL INDUSTRIES FUND

PORTFOLIO INVESTMENTS

Asset Allocation (as a % of net assets)

Long Positions	100.33%
Short Positions	(13.39)%
Cash and Other Assets, Less Liabilities	13.06%

100.00%

Industries
(as a % of Net Assets)	Long %	Short %	Net %

Banks — Regional	28.00%	-8.27%	19.73%
Thrifts & Mortgage Finance	22.30%	-0.01%	22.29%
Real Estate Investment Trusts	20.88%	-0.95%	19.93%
Other Diversified Financial Services	11.61%	-0.33%	11.28%
Investment Banking & Brokerage	6.15%	-0.32%	5.83%
Asset Management & Custody Banks	4.07%	-0.07%	4.00%
Property & Casualty Insurance	4.00%	-1.74%	2.26%
Diversified Banks	3.32%	-1.08%	2.24%
Life & Health Insurance	0.00%	-0.62%	-0.62%

	100.33%	-13.39%	86.94%

Top 10 Common Stock Holdings	% net
(Net of written options)	assets

Invesco Mortgage Capital, Inc.	8.49%
TFS Financial Corp.	5.91%
Western Liberty Bancorp	5.69%
Two Harbors Investment Corp.	4.52%
Pennymac Mortgage Investment Trust	4.19%
FirstMerit Corp.	3.76%
Centerstate Banks Inc.	3.35%
1st United Bancorp, Inc.	3.31%
Cowen Group, Inc., Class A	3.19%
ViewPoint Financial Group	2.88%

45.29%

TOTAL RETURN†
Growth of $10,000 Since Inception

	with no	with max.
Average	sales charge	sales charge
Annual Returns	or CDSC	or CDSC

Class A
One year	11.71%	6.12%
Three years	5.09%	3.31%
Five years	7.37%	6.27%
Since inception	8.69%	7.79%
Class C
One year	10.96%	9.96%
Three years	4.36%	4.36%
Five years	6.61%	6.61%
Since inception	7.94%	7.94%
Class I
Since inception	(0.30)%	(0.30)%

	with no	with max.
Cumulative	sales charge	sales charge
Total Returns	or CDSC	or CDSC

Class A
One year	11.71%	6.12%
Three years	16.07%	10.27%
Five years	42.70%	35.56%
Since inception	67.22%	58.86%
Class C
One year	10.96%	9.96%
Three years	13.68%	13.68%
Five years	37.77%	37.77%
Since inception	60.20%	60.20%
Class I
Since inception	(0.30)%	(0.30)%
Performance Over
the Past Six Months
The Fund outperformed its peer group and underperformed its sector.
The sector is represented by the KBW Bank Index, a capitalization weighted index composed of 24 diverse stocks representing national money center banks and leading regional institutions.
The peer group is represented by the funds in the Morningstar Specialty — Financial investment category.
Modern Portfolio Theory Statistics**
Three-Year Range

Beta	0.79
R2	65.96
Alpha	13.09
Standard Deviation	20.14
Sharpe Ratio	0.28

*	Keep in mind that indices have no management fees or brokerage costs.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

**	Source: Morningstar Direct
FINANCIAL INDUSTRIES FUND 7

Burnham U.S. Government Money Market Fund

Ticker Symbol	BUTXX

Portfolio Manager

Seth H. Frimere
Reich & Tang Asset Management L.P. Since inception

Minimum Investment

Regular accounts	$2,500
IRAs	$100

Asset Values

Net assets, in millions	$274.07
Net asset value per share	$1.00

Expense Ratios (annualized)*

Gross	0.74%
Net (after reimbursement)	0.23%

*	See Note 5 to the Financial Statements.
Inception October 13, 1999
All data as of June 30, 2010. Performance information assumes all distributions were reinvested. Past performance isn’t a prediction of future performance. Read the prospectus carefully before investing.
In this chart, the yield shown on a given date is the Fund’s 7-day yield as of that date. Because these figures are calculated using the SEC’s standard formula, they are useful for comparing this fund’s yield to those of other funds, but they may be slightly different from the actual yields an investor in the fund would have earned.
YIELD AND TOTAL RETURN*
Yield And Maturity — Burnham U.S. Government Money Market Fund

Daily Yield	0.00%
7-day effective yield	0.00%
30-day effective yield	0.00%
Weighted average days to maturity	16
Average Annual Return — Burnham U.S. Government Money Market Fund

One Year	0.00%
Three Years	1.06%
Five Years	2.22%
Ten Years	2.02%
Cumulative Total Return — Burnham U.S. Government Money Market Fund

One Year	0.00%
Three Years	3.23%
Five Years	11.62%
Ten Years	22.11%

*	The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.
Burnham U.S. Government Money Market Fund
“Each day has the potential for a news-worthy event that may warrant some action and we will continue to adapt our strategy for each one as it emerges.”

Seth Frimere
Portfolio Manager
We have reached the half-way point of 2010 and our immediate economic future remains on unsure ground. The volatility and general uncertainty that permeates today’s global economy has created a very sensitive investment environment. On the domestic front, recently published U.S. economic data has been pointing towards slower growth through the second half of 2010 and possibly beyond that period. U.S. manufacturing, employment, and home sales figures have not shown improvement and the slowing of government stimulus spending has the potential to worsen this scenario. It is at this point that the debate regarding the most beneficial path to promoting a sustainable growth pattern is occurring among interested parties, particularly members of the Federal Open Market Committee (FOMC). The majority of voting members of the committee believe rates must remain low in order to promote investment and liquidity, while a few dissenters feel the process of removing this assistance needs to start sooner than later. The argument for increased rates centers around the concern for avoiding the next asset bubble and the position for leaving interest rates at their “historical” lows is based upon the concern that increased rates have the potential of discouraging economic growth and triggering a double-dip recession.
The FOMC stated at their most recent meeting that “the economic recovery is proceeding,” the “labor market is improving gradually,” and “household spending is increasing.” However, they also made reference to the fact that the economy in general “remains constrained by high unemployment, modest income growth, lower housing wealth, and tight credit.” These specific restrictive elements have collectively influenced the FOMC’s majority view that there is no immediate need to adjust their current target range for the federal funds rate (0 to 1/4 percent) and that our current economic climate continues to “warrant exceptionally low levels of the federal funds rate for an extended period.”
In recent months, the most publicized financial crisis has been the pending default of Greece’s sovereign debt and the trickle down effect it can have throughout Europe and ultimately the global economy. Reich & Tang’s historically conservative investment philosophy has directed our portfolio management team to carefully navigate these troubled waters by actively limiting our exposure to any questionable credits. Each day has the potential for a news-worthy event that may warrant some action and we will continue to adapt our strategy for each one as it emerges. Safety and preservation of capital has always been our primary goal, therefore, we will continue to be cautious with any of our purchases to maintain liquidity and preserve capital in the fund.
PORTFOLIO INVESTMENTS
8 MONEY MARKET FUND

The
FINANCIAL PAGES
About the Information in this Section
On these pages, you’ll find some general background about Burnham Investors Trust as well as details about each fund.
The tables showing financial results are intended to give a picture of each fund’s operations over the reporting period as well as a “snapshot” of its assets and liabilities as of the report date.
The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader would not be able to gain an accurate understanding of the financial information without reading the text and notes.
ABOUT THE FUNDS
Business Structure
The funds are part of Burnham Investors Trust (the “trust”), a Delaware statutory trust. The trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company, commonly known as a mutual fund. Each fund is a diversified series of the trust, with the exception of Burnham Financial Industries Fund, which is non-diversified.
Burnham Financial Services Fund and Burnham U.S. Government Money Market Fund began operations after the creation of the trust on August 20, 1998. The Burnham Financial Industries Fund commenced operations on April 30, 2004. The Burnham Fund commenced operations in 1975.
Administration
The following entities handle the funds’ main activities:
Adviser/Administrator
Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, NY 10019

Manages each fund’s assets, either directly or by choosing a subadviser, provides offices and personnel, and supervises non-investment-related operations.
Distributor
Burnham Securities Incorporated
1325 Avenue of the Americas
New York, NY 10019
Under the funds’ (non-money market fund) 12b-1 plans, the distributor must use its best efforts to sell shares of each fund and share class.
Transfer Agent
BNY Mellon
760 Moore Road
King of Prussia, PA 19406
Handles shareholder transactions in fund shares.
Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
Holds and settles the funds’ portfolio securities.
Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
Oversees legal affairs for the trust.
Share Classes
The funds offer share classes, as follows:
•	One share class, without redemption fee

Burnham U.S. Government Money Market Fund

•	Two share classes, Class A having a maximum front-end sales charge of 5.00% and Class C having a maximum back end sales charge of 1.00%.

Burnham Fund*

Burnham Financial Services Fund*

•	Three share classes, Class A having a maximum front-end sales charge of 5.00%, Class C having a maximum back end sales charge of 1.00% and Class I without a sales charge.

Burnham Financial Industries Fund
The CDSC on Class B shares declines to zero after six years of owning the shares, and doesn’t apply to shares acquired through reinvestment.
The CDSC on Class C shares declines to zero after the first year and doesn’t apply to shares acquired through reinvestment.
Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.

*	Burnham Fund and Burnham Financial Services Fund formerly offered Class B shares. Class B having a maximum contingent deferred sales charge (CDSC) of 5.00%. Since June 30, 2004, Class B shares are no longer offered to new investors. After 8 years, the existing Class B shares will automatically convert to Class A shares.
Distributions to Shareholders
Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code of 1986, as amended, allowing them to pay no federal income taxes.
Burnham U.S. Government Money Market Fund expects to declare income distributions daily and pay them monthly; Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Except for the Burnham U.S. Government Money Market Fund, which is not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.
FINANCIAL PAGES 9

ABOUT THE FINANCIAL STATEMENTS
The financial statements for the funds appear on the following pages. These statements cover the funds’ activities over the report period and show where each fund stood as of the last day of the period (in this case, June 30, 2010).The financials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.
Portfolio Holdings
Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor’s, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund’s net assets represented by that category of security.
Because securities change in value and the funds buy and sell investments, each fund’s holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.
Statement of Assets and Liabilities
Each fund’s Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund’s total assets and its total liabilities; the difference between the two is the fund’s net assets.
Statement of Operations
The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund’s Statement of Operations also totals the fund’s gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only “on paper” as of the end of the report period).
Statement of Changes in Net Assets
Three major factors determine the size of a mutual fund’s assets: the performance of its investments, how much money investors put in or take out, and amounts paid out in dividends. Each fund’s Statement of Changes in Net Assets reflects all of these factors (along with other factors that affect asset size), showing the overall change in a fund’s size from the beginning of the report period to the end.
Financial Highlights
These show, in summary form, each fund’s performance for the past five years (or less, in the case of new funds). In semi-annual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges.
Risks not Reflected in Balance Sheets
Except for the U.S. Government Money Market Fund, the funds have the ability to use various techniques and securities that may affect a fund’s investment results and risk profile in ways that are not reflected on its balance sheet. These include written options, purchased options and short sales. To accurately assess the potential impact of these investments on the fund, it’s necessary to consider not just the financial instruments themselves but all related and offsetting positions the fund may hold.
ACCOUNTING POLICIES
The following are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. These policies are consistent with generally accepted accounting principles for U.S. mutual funds.
Valuing Securities
The funds use these methods to value portfolio securities:
Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price (“NOCP”) on the valuation date. If there are no trades or no closing price that day, securities are valued at the last available or official bid price.
Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.
Money market instruments and other temporary cash investments are valued differently depending on the fund. The Burnham U.S. Government Money Market Fund values them at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date (the method most commonly used to value these types of securities). The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.
Repurchase agreements, which each fund can use as long as the counterparties meet the Trustees’ credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counterparty default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.
10 FINANCIAL PAGES

Option Contracts may be written or purchased by the non-money market funds to manage exposure to certain changes in the market. When a Fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than in current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.
Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.
Short Sales
Short sales may be used by non-money market funds to manage risk to certain changes in the market. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of the securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.
Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected in the Statement of Assets and Liabilities. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period, only Burnham Financial Industries Fund engaged in short sales.
Fair Value Pricing
Each fund (other than the Burnham U.S. Government Money Market Fund) values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. For additional information see Note 15 to the Notes to Financial Statements.
Accounting for Portfolio Transactions
The funds account for purchases and sales of portfolio securities as of each security’s trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.
Distributions and Taxes
The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.
Affiliated Parties
Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trust’s officers received any compensation from the trust.
Expenses
Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.
Use of Management Estimates
Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.
Securities Lending
The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.
When a fund lends securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral.
FINANCIAL PAGES 11

Burnham Fund
Portfolio Holdings As of June 30, 2010 — (Unaudited)

	Number of
	Shares	Value

Common Stocks 84.53%
(percentage of net assets)
CONSUMER DISCRETIONARY 10.39%
Auto Manufacturers 2.29%
• Ford Motor Co.	150,000	$1,512,000

Casino & Gaming 1.51%
• Las Vegas Sands Corp.[a]	45,000	996,300

Restaurants 6.59%
• Chipotle Mexican Grill, Inc., Class A	15,000	2,052,150
McDonald’s Corp.	35,000	2,305,450

		4,357,600

Total Consumer Discretionary (cost: $4,012,964)		6,865,900

CONSUMER STAPLES 5.07%
Packaged Food & Meats 1.38%
• TreeHouse Foods, Inc.	20,000	913,200

Soft Drinks 3.69%
PepsiCo, Inc.	40,000	2,438,000

Total Consumer Staples (cost: $2,398,170)		3,351,200

ENERGY 19.95%
Integrated Oil & Gas 2.96%
Chevron Corp.	20,000	1,357,200
• Clean Energy Fuels Corp.[a]	40,000	597,600

		1,954,800

Oil & Gas — Exploration & Production 2.76%
Devon Energy Corp.	30,000	1,827,600

Oil & Gas — Storage & Transportation 14.23%
Copano Energy LLC[a,b]	40,000	1,099,200
• Kinder Morgan Management, LLC	46,458	2,629,063
MarkWest Energy Partners, LP	40,000	1,308,800
TC Pipelines LP	30,000	1,228,800
The Williams Companies, Inc.	100,000	1,828,000
Williams Partners LPa	30,000	1,308,600

		9,402,463

Total Energy (cost: $8,702,147)		13,184,863

FINANCIAL SERVICES 10.85%
Consumer Finance 3.30%
American Express Co.	55,000	2,183,500

Life & Health Insurance 2.29%
MetLife, Inc.	40,000	1,510,400

Other Diversified Financial Services 3.81%
Bank of America Corp.	110,000	1,580,700
• Citigroup Inc.	250,000	940,000

		2,520,700

	Number of
	Shares	Value

Property & Casualty Insurance 1.45%
• Berkshire Hathaway, Inc.	12,000	$956,280

Total Financial Services (cost: $4,220,802)		7,170,880

HEALTH CARE 1.91%
Health Care Equipment 1.91%
• Intuitive Surgical, Inc.	4,000	1,262,480

Total Health Care (cost: $966,310)		1,262,480

INDUSTRIALS 9.04%
Aerospace & Defense 3.39%
The Boeing Co.	15,000	941,250
United Technologies Corporation	20,000	1,298,200

		2,239,450

Construction & Engineering 1.28%
Fluor Corp.	20,000	850,000

Construction, Farm Machinery & Trucks 2.73%
Caterpillar Inc.	30,000	1,802,100

Industrial Conglomerates 1.64%
General Electric Co.	75,000	1,081,500

Total Industrials (cost: $4,798,766)		5,973,050

INFORMATION TECHNOLOGY 22.65%
Computer Hardware 18.68%
• Apple Inc.	30,000	7,545,900
• EMC Corp.	50,000	915,000
Hewlett-Packard Co.	20,000	865,600
Intel Corp.	60,000	1,167,000
International Business Machines Corp.	15,000	1,852,200

		12,345,700

Internet Software & Services 2.02%
• Google Inc., Class A	3,000	1,334,850

Systems Software 1.95%
Oracle Corp.	60,000	1,287,600

Total Information Technology (cost: $8,134,206)		14,968,150

MATERIALS 2.55%
Aluminum 0.76%
Alcoa Inc.	50,000	503,000

Diversified Metals & Mining 1.79%
Freeport-McMoran Copper & Gold Inc.	20,000	1,182,600

Total Materials (cost: $1,837,774)		1,685,600

TELECOMMUNICATIONS SERVICES 2.12%
Integrated Telecommunications Services 2.12%
Verizon Communications Inc.	50,000	1,401,000

Total Telecommunications Services (cost: $1,604,345)		1,401,000

Total Common Stocks (cost: $36,675,484)		55,863,123

12 BURNHAM FUND	See Notes to Financial Statements

Burnham Fund
Portfolio Holdings (Continued) As of June 30, 2010 — (Unaudited)

	Number of
	Shares	Value

Exchange Traded Fund 3.68%
• SPDR Gold Trust	20,000	$2,433,600

Total Exchange Traded Fund (cost: $1,538,509)		2,433,600

Registered Investment Company 1.19%
The China Fund, Inc.	30,000	784,500

Total Registered Investment Company (cost: $669,675)		784,500

Short-Term Instruments[c] 15.71%
(percentage of net assets)
Money Market Fund 5.72%
Invesco Aim Short-Term Investment Trust — Liquid Assets Portfolio[d]	3,782,490	3,782,490

Total Money Market Fund (cost: $3,782,490)		3,782,490

	Face
	Value
Time Deposit 9.99%
Wells Fargo & Co.
0.03%, 7/01/10	$6,600,362	6,600,362

Total Time Deposit (cost: $6,600,362)		6,600,362

Total Short-Term Instruments (cost: $10,382,852)		10,382,852

Total Investments 105.11% (Cost: $49,266,520)		$69,464,075

Liabilities, less cash and other assets (5.11)%		(3,375,918)

Net Assets 100.00%		$66,088,157

Federal Income Tax Basis of Investment Securities
The tax cost of the fund at June 30, 2010, based on securities owned was $49,266,520. The unrealized gross appreciation/ (depreciation) for all securities in the fund at June 30, 2010 was $21,331,393 and $(1,133,838), respectively.

•	Indicates securities that do not produce income.

a	All or portion of security out on loan.

b	Common units representing limited liability company interests.

c	Inclusive of all short term holdings, including collateral received from security lending activities. Not including such collateral, the percentage of portfolio holdings would be 9.99%.

d	Represents investment of collateral received from securities lending transactions.

See Notes to Financial Statements	BURNHAM FUND 13

BURNHAM Financial Services Fund
Portfolio Holdings As of June 30, 2010 — (Unaudited)

	Number of
	Shares	Value

Common Stocks 97.37%
(percentage of net assets)
BANKS 39.03%
Banks — Regional 39.03%
• 1st United Bancorp, Inc.	359,150	$2,643,344
Alliance Financial Corp.	12,500	347,500
Ameris Bancorp	47,726	461,033
Bancorp Rhode Island, Inc.	37,688	987,426
Bar Harbor Bankshares	17,000	424,490
Berkshire Hills Bancorp, Inc.	12,500	243,500
Bryn Mawr Bank Corp.	57,500	964,850
Centerstate Banks Inc.	206,250	2,081,062
CNB Financial Corp.[a]	62,350	684,603
Columbia Banking System, Inc.	28,100	513,106
• Connecticut Bank & Trust & Co.	60,100	353,388
• First California Financial Group, Inc.	239,400	643,986
• First Horizon National Corp.	68,339	782,481
FirstMerit Corp.	97,200	1,665,036
• Guaranty Bancorp	514,446	545,313
IBERIABANK Corp.	4,550	234,234
MB Financial, Inc.	25,000	459,750
Midsouth Bancorp, Inc.	15,000	191,550
• OmniAmerican Bancorp, Inc.	60,000	677,400
Oriental Financial Group Inc.[b]	103,400	1,309,044
• Popular, Inc.	300,666	805,785
Porter Bancorp, Inc.	124,081	1,565,902
• Seacoast Banking Corporation of Florida[12]	344,138	457,704
• Seacoast Banking Corporation of Florida[a]	155,000	206,150
Sterling Bancorp	100,000	900,000
Umpqua Holdings Corp.	27,500	315,700
• United Community Banks, Inc.	399,866	1,579,471
Washington Banking Co.[a]	50,000	639,500

		22,683,308

Total Banks (cost: $25,509,850)		22,683,308

DIVERSIFIED FINANCIALS 28.65%
Asset Management & Custody Banks 1.34%
Boston Private Financial Holdings, Inc.	44,620	286,907
The Bank of New York Mellon Corp.[b]	20,000	493,800

		780,707

Investment Banking & Brokerage 3.67%
• Cowen Group, Inc., Class A	520,499	2,134,046

Other Diversified Financial Services 4.31%
Bank of America Corp.[b]	25,000	359,250
• Western Liberty Bancorp[11]	284,148	2,145,317

		2,504,567

	Number of
	Shares	Value

Property & Casualty Insurance 4.10%
• Hilltop Holdings Inc.	99,575	$996,746
• Majestic Capital Ltd.	353,132	98,912
Radian Group, Inc.[b]	70,000	506,800
• The PMI Group, Inc.[b]	270,000	780,300

		2,382,758

Real Estate Investment Trusts 14.71%
Chimera Investment Corp.	130,000	469,300
Cypress Sharpridge Investments, Inc.	42,500	538,050
Invesco Mortgage Capital, Inc.	112,750	2,256,128
• Pennymac Mortgage Investment Trust	156,868	2,494,201
Two Harbors Investment Corp.	337,914	2,787,790

		8,545,469

Unregistered Investment Company 0.52%
Peregrine Holdings Ltd.[11,12,c]	275,000	303,821

Total Diversified Financials (cost: $21,354,099)		16,651,368

THRIFTS & MORTGAGE FINANCE 29.69%
Thrifts & Mortgage Finance 29.69%
Bank of Atlanta[12,c]	228,572	628,573
Beacon Federal Bancorp, Inc.	66,865	601,785
• Beneficial Mutual Bancorp, Inc.	74,000	731,120
• Chicopee Bancorp, Inc.	50,500	591,355
Citizens South Banking Corp., Inc.	295,289	1,816,027
• Flagstar Bancorp, Inc.	60,000	188,400
• Investors Bancorp, Inc.	114,500	1,502,240
• Meridian Interstate Bancorp, Inc.	50,000	545,000
NewAlliance Bancshares, Inc.	50,000	560,500
Northwest Bancshares, Inc.	150,000	1,720,500
Oritani Financial Corp.[a]	38,800	388,000
Parkvale Financial Corp.	17,024	142,661
People’s United Financial, Inc.	110,000	1,485,000
Rome Bancorp, Inc.	28,522	264,969
TFS Financial Corp.	292,975	3,635,820
United Western Bancorp, Inc.	489,780	391,824
ViewPoint Financial Group	155,000	1,495,780
Washington Federal, Inc.	35,000	566,300

		17,255,854

Total Thrifts & Mortgage Finance (cost: $21,077,033)		17,255,854

Total Common Stocks (cost: $67,940,982)		56,590,530

14 FINANCIAL SERVICES FUND	See Notes to Financial Statements

BURNHAM Financial Services Fund
Portfolio Holdings (Continued) As of June 30, 2010 — (Unaudited)

	Number of
	Shares	Value

Preferred Stocks 2.43%
(percentage of net assets)
BANKS 2.43%
Banks — Regional 2.43%
Oriental Financial Group, Inc.[12,c,d]	33,300	$413,189
Porter Bancorp, Inc.[12,c,e]	86,956	999,998

		1,413,187

Total Banks (cost: $1,499,994)		1,413,187

Total Preferred Stocks (cost: $1,499,994)		1,413,187

	Face
	Value
Short-Term Instruments[f] 1.37%
(percentage of net assets)
Certificate of Deposit 0.17%
Eastern Bank
0.50%, 11/26/10	$100,000	100,000

Total Certificate of Deposit (cost: $100,000)		100,000

	Number of
	Shares
Money Market Fund 1.20%
Invesco Aim Short-Term Investment Trust — Liquid Assets Portfolio[g]	697,454	697,454

Total Money Market Fund (cost: $697,454)		697,454

Total Short-Term Instruments (cost: $797,454)		797,454

Total Investments 101.17% (Cost: $70,238,430)		$58,801,171

Call options written (0.10)% (Premiums received: $197,157)		(60,050)

Liabilities, less cash and other assets (1.07)%		(624,012)

Net Assets 100.00%		$58,117,109

	Number of
	Contracts	Value

Call Options Written (0.10)%
Bank of America Corp. Calls
@ 17.5 due Jan 11	150	$(12,150)
@ 18 due Aug 10	100	(900)

		(13,050)

Oriental Financial Group Inc. Calls
@ 15 due Nov 10	20	(1,400)
@ 17.5 due Feb 11	20	(1,100)

		(2,500)

Radian Group, Inc. Calls
@ 10 due Aug 10	200	(6,000)
@ 12.5 due Nov 10	100	(3,500)
@ 15 due Aug 10	250	(1,250)
@ 15 due Jan 11	150	(5,250)

		(16,000)

The Bank of New York Mellon Corp. Calls
@ 29 due Jan 11	100	(10,200)
@ 32 due Jan 11	100	(5,300)

		(15,500)

The PMI Group, Inc. Calls
@ 5 due Jan 11	200	(8,000)
@ 7.5 due Sep 10	500	(2,500)
@ 7.5 due Dec 10	500	(2,500)

		(13,000)

Total Call Options Written (Premiums received: $197,157)		$(60,050)

Federal Income Tax Basis of Investment Securities
The tax cost of the fund at June 30, 2010, based on securities owned was $70,238,430. The unrealized gross appreciation/ (depreciation) for all securities in the fund at June 30, 2010 was $3,821,394 and $(15,258,653), respectively.

•	Indicates securities that do not produce income.

a	All or portion of security out on loan.

b	Securities or partial securities on which call options were written.

c	Indicates a fair valued security. Total market value for fair valued securities is $2,345,581, representing 4.04% of net assets.

d	The Fund is a holder of Mandatorily Convertible Non-Cumulative Non-Voting Preferred Stock Series C, $1,000 liquidation preference per share.

e	The Fund is a holder of Cumulative Mandatorily Convertible Perpetual Preferred Shares Series B.

f	Inclusive of all short term holdings, including collateral received from security lending activities. Not including such collateral, the percentage of portfolio holdings would be 0.17%.

g	Represents investment of collateral received from securities lending transactions.

See Notes to Financial Statements	FINANCIAL SERVICES FUND 15

BURNHAM Financial Industries Fund
Portfolio Holdings As of June 30, 2010 — (Unaudited)

	Number of
	Shares	Value

Common Stocks 97.08%
(percentage of net assets)
BANKS 28.07%
Banks — Regional 24.75%
• 1st United Bancorp, Inc.[a]	700,000	$5,152,000
Alliance Financial Corp.	25,000	695,000
Bancorp Rhode Island, Inc.	40,356	1,057,327
Centerstate Banks Inc.[a]	516,500	5,211,485
Columbia Banking System, Inc.	84,300	1,539,318
• Connecticut Bank & Trust & Co.	71,374	419,679
• First California Financial Group, Inc.[b]	718,200	1,931,958
• First Horizon National Corp.	202,579	2,319,531
FirstMerit Corp.[a]	341,600	5,851,608
IBERIABANK Corp.	12,000	617,760
KeyCorp[c]	125,000	961,250
Oriental Financial Group Inc.[c]	235,200	2,977,632
• Popular, Inc.	1,000,000	2,680,000
Porter Bancorp, Inc.[a]	18,821	237,521
• Seacoast Banking Corporation of Florida[12]	1,033,793	1,374,945
• Seacoast Banking Corporation of Florida[b]	165,000	219,450
Umpqua Holdings Corp.	82,500	947,100
• United Community Banks, Inc.[b]	1,100,000	4,345,000

		38,538,564

Diversified Banks 3.32%
Comerica Inc.[c]	45,000	1,657,350
U.S. Bancorp[c]	100,000	2,235,000
Wells Fargo & Co.[c]	50,000	1,280,000

		5,172,350

Total Banks (cost: $42,689,662)		43,710,914

DIVERSIFIED FINANCIALS 46.71%
Asset Management & Custody Banks 4.07%
Invesco Ltd.[a]	50,000	841,500
State Street Corp.[c]	75,000	2,536,500
The Bank of New York Mellon Corp.[c]	120,000	2,962,800

		6,340,800

Investment Banking & Brokerage 6.15%
• Cowen Group, Inc., Class Aa	1,212,495	4,971,230
• Gleacher & Co., Inc.	75,000	191,250
Lazard Ltd., Class Ac	100,000	2,671,000
Morgan Stanley[c]	75,000	1,740,750

		9,574,230

Other Diversified Financial Services 11.61%
Bank of America Corp.[c]	100,000	1,437,000
• Citigroup Inc.	1,000,000	3,760,000
JPMorgan Chase & Co.[c]	25,000	915,250
PNC Financial Services Group, Inc.[c]	55,000	3,107,500
• Western Liberty Bancorp[11,a]	1,172,695	8,853,847

		18,073,597

	Number of
	Shares	Value

Property & Casualty Insurance 4.00%
• Hilltop Holdings Inc.	232,479	$2,327,115
• Majestic Capital Ltd.	133,804	37,478
Radian Group, Inc.[c]	210,000	1,520,400
• The PMI Group, Inc.[b,c]	810,000	2,340,900

		6,225,893

Real Estate Investment Trusts 20.88%
Chimera Investment Corp.	1,140,000	4,115,400
Cypress Sharpridge Investments, Inc.	127,500	1,614,150
Invesco Mortgage Capital, Inc.[a]	660,370	13,214,004
• Pennymac Mortgage Investment Trust[a]	410,868	6,532,801
Two Harbors Investment Corp.[a]	853,738	7,043,338

		32,519,693

Total Diversified Financials (cost: $83,601,578)		72,734,213

THRIFTS & MORTGAGE FINANCE 22.30%
Thrifts & Mortgage Finance 22.30%
Beacon Federal Bancorp, Inc.	192,136	1,729,224
• Chicopee Bancorp, Inc.	8,017	93,879
Citizens South Banking Corp., Inc.	333,454	2,050,742
• Flagstar Bancorp, Inc.	180,000	565,200
Hudson City Bancorp, Inc.	75,000	918,000
• Investors Bancorp, Inc.[a]	279,000	3,660,480
New York Community Bancorp, Inc.[c]	190,000	2,901,300
Northwest Bancshares, Inc.	300,000	3,441,000
Oritani Financial Corp.[b]	116,400	1,164,000
People’s United Financial, Inc.[a]	175,000	2,362,500
TFS Financial Corp.[a]	742,000	9,208,220
United Western Bancorp, Inc.[a]	1,060,390	848,312
ViewPoint Financial Group	465,000	4,487,340
Washington Federal, Inc.	80,000	1,294,400

		34,724,597

Total Thrifts & Mortgage Finance (cost: $36,171,059)		34,724,597

Total Common Stocks (cost: $162,462,299)		151,169,724

Preferred Stocks 3.25%
(percentage of net assets)
BANKS 3.25%
Banks — Regional 3.25%
Oriental Financial Group, Inc.[12,d,e]	166,500	2,065,943
Porter Bancorp, Inc.[12,d,f]	260,870	3,000,017

		5,065,960

Total Banks (cost: $5,500,005)		5,065,960

Total Preferred Stocks (cost: $5,500,005)		5,065,960

16 FINANCIAL INDUSTRIES FUND	See Notes to Financial Statements

BURNHAM Financial Industries Fund
Portfolio Holdings (Continued) As of June 30, 2010 — (Unaudited)

	Face
	Value	Value

Short-Term Instruments[g] 2.29%
(percentage of net assets)
Certificate of Deposit 0.06%
Eastern Bank
0.50%, 11/26/10	$100,000	$100,000

Total Certificate of Deposit (cost: $100,000)		100,000

	Number of
	Shares
Money Market Fund 2.23%
Invesco Aim Short-Term Investment Trust — Liquid Assets Portfolio[h]	3,465,377	3,465,377

Total Money Market Fund (cost: $3,465,377)		3,465,377

Total Short-Term Instruments (cost: $3,565,377)		3,565,377

Total Investments 102.62% (Cost: $171,527,681)		$159,801,061

Short sales (11.63%) (Proceeds: $16,591,482)		(18,104,349)

Call options written (0.33)% (Premiums received: $1,544,014)		(536,825)

Put options written (1.43)% (Premiums received: $1,503,646)		(2,225,500)

Cash and other assets, less liabilities 10.77%		16,775,275

Net Assets 100.00%		$155,709,662

	Number of
	Shares
Short Sales (11.63)%
Aflac, Inc.[c]	10,000	$(426,700)
City National Corp.[c]	40,000	(2,049,200)
Community Bank System, Inc.	45,000	(991,350)
Cullen/Frost Bankers, Inc.[c]	30,000	(1,542,000)
Huntington Bancshares Inc.	135,000	(747,900)
M&T Bank Corp.[c]	45,000	(3,822,750)
Post Properties, Inc.[c]	65,000	(1,477,450)
Principal Financial Group, Inc.[c]	20,000	(468,800)
• Signature Bank[c]	65,000	(2,470,650)
SunTrust Banks, Inc.[c]	60,000	(1,398,000)
The Allstate Corp.[c]	60,000	(1,723,800)
Zions Bancorporation[c]	45,700	(985,749)

Total Short Sales (Proceeds: $16,591,482)		(18,104,349)

	Number of
	Contracts
Call Options Written (0.33)%
Bank of America Corp. Calls
@ 17.5 due Jan 11	250	(20,250)
@ 18 due Aug 10	300	(2,700)
@ 19 due Aug 10	225	(1,350)
@ 21 due Nov 10	225	(2,475)

		(26,775)

	Number of
	Contracts	Value

Comerica Inc. Calls
@ 42.5 due Oct 10	100	$(10,000)
@ 45 due Jan 11	225	(27,000)
@ 50 due Jul 10	125	(625)

		(37,625)

JPMorgan Chase & Co. Calls
@ 50 due Sep 10	250	(1,250)

KeyCorp Calls
@ 9 due Sep 10	250	(7,500)
@ 10 due Sep 10	500	(2,500)
@ 10 due Jan 11	500	(20,000)

		(30,000)

Lazard Ltd., Class A Calls
@ 30 due Dec 10	250	(41,250)
@ 35 due Dec 10	200	(12,000)
@ 40 due Sep 10	250	(1,250)
@ 45 due Sep 10	300	(1,500)

		(56,000)

Morgan Stanley Calls
@ 29 due Jan 11	250	(24,250)
@ 32 due Oct 10	250	(2,750)
@ 33 due Jul 10	250	(250)

		(27,250)

New York Community Bancorp, Inc. Calls
@ 16 due Jul 10	500	(7,500)
@ 17 due Oct 10	500	(13,500)

		(21,000)

Oriental Financial Group Inc. Calls
@ 15 due Nov 10	60	(4,200)
@ 17.5 due Feb 11	60	(3,300)

		(7,500)

PNC Financial Services Group, Inc. Calls
@ 62.5 due Aug 10	150	(18,150)
@ 65 due Aug 10	100	(6,700)
@ 72.5 due Nov 10	100	(9,200)
@ 75 due Aug 10	100	(700)
@ 75 due Nov 10	100	(5,400)

		(40,150)

Radian Group, Inc. Calls
@ 10 due Aug 10	600	(18,000)
@ 12.5 due Nov 10	300	(10,500)
@ 15 due Aug 10	750	(3,750)
@ 15 due Jan 11	450	(15,750)

		(48,000)

State Street Corp. Calls
@ 40 due Nov 10	250	(27,750)
@ 46 due Aug 10	250	(250)
@ 48 due Aug 10	250	(375)

		(28,375)

The Bank of New York Mellon Corp. Calls
@ 29 due Jan 11	550	(56,100)
@ 31 due Sep 10	100	(1,000)
@ 32 due Jan 11	300	(15,900)
@ 35 due Sep 10	250	(250)

		(73,250)

See Notes to Financial Statements	FINANCIAL INDUSTRIES FUND 17

BURNHAM Financial Industries Fund
Portfolio Holdings (Continued) As of June 30, 2010 — (Unaudited)

	Number of
	Contracts	Value

The PMI Group, Inc. Calls
@ 5 due Jan 11	600	$(24,000)
@ 7.5 due Sep 10	1,500	(7,500)
@ 7.5 due Dec 10	1,500	(7,500)

		(39,000)

U.S. Bancorp Calls
@ 26 due Sep 10	250	(7,750)
@ 27.5 due Jan 11	750	(55,500)

		(63,250)

Wells Fargo & Co. Calls
@ 31 due Oct 10	275	(15,125)
@ 32.5 due Jan 11	225	(22,275)

		(37,400)

Total Call Options Written (Premiums received: $1,544,014)		(536,825)

Put Options Written (1.43)%
Aflac, Inc. Puts
@ 47 due Aug 10	100	(56,000)

Bank of America Corp. Puts
@ 12 due Nov 10	1,000	(74,000)

City National Corp. Puts
@ 40 due Nov 10	150	(18,000)
@ 45 due Aug 10	100	(10,000)
@ 50 due Aug 10	150	(35,250)

		(63,250)

Cullen/Frost Bankers, Inc. Puts
@ 45 due Oct 10	150	(16,500)
@ 50 due Jul 10	150	(8,250)

		(24,750)

JPMorgan Chase & Co. Puts
@ 34 due Aug 10	1,000	(127,000)
@ 36 due Aug 10	500	(103,000)

		(230,000)

KKR Financial Holdings LLC Puts
@ 7.5 due Oct 10	1,000	(85,000)

M&T Bank Corp. Puts
@ 65 due Jul 10	100	(2,000)
@ 65 due Oct 10	150	(27,750)
@ 70 due Jul 10	200	(12,000)

		(41,750)

Morgan Stanley Puts
@ 21 due Oct 10	750	(108,750)
@ 23 due Aug 10	750	(108,750)
@ 27 due Jul 10	500	(187,500)

		(405,000)

PNC Financial Services Group, Inc. Puts
@ 49 due Aug 10	500	(50,500)
@ 55 due Jul 10	250	(35,000)

		(85,500)

Post Properties, Inc. Puts
@ 20 due Jul 10	300	(3,000)

	Number of
	Contracts	Value

Principal Financial Group, Inc. Puts
@ 23 due Jul 10	200	$(15,000)

Signature Bank Puts
@ 35 due Jul 10	150	(1,875)
@ 35 due Sep 10	150	(12,750)
@ 35 due Dec 10	300	(61,500)

		(76,125)

SunTrust Banks, Inc. Puts
@ 23 due Jul 10	150	(13,350)
@ 23 due Oct 10	150	(33,750)
@ 24 due Jul 10	150	(20,250)
@ 24 due Aug 10	150	(31,500)

		(98,850)

The Allstate Corp. Puts
@ 28 due Jul 10	300	(15,600)
@ 29 due Aug 10	300	(42,000)

		(57,600)

The PMI Group, Inc. Puts
@ 5 due Sep 10	4,000	(840,000)

Wells Fargo & Co. Puts
@ 27 due Jul 10	225	(39,825)

Zions Bancorporation Puts
@ 19 due Jul 10	150	(4,350)
@ 21 due Jul 10	300	(25,500)

		(29,850)

Total Put Options Written (Premiums received: $1,503,646)		$(2,225,500)

Federal Income Tax Basis of Investment Securities
The tax cost of the fund at June 30, 2010, based on securities owned was $171,527,681. The unrealized gross appreciation/ (depreciation) for all securities in the fund at June 30, 2010 was $7,873,509 and $(19,600,129), respectively.

•	Indicates securities that do not produce income.

a	Security or partial security segregated as collateral for securities sold short. The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

b	All or portion of security out on loan.

c	Securities or partial securities on which call/put options were written.

d	Indicates a fair valued security. Total market value for fair valued securities is $5,065,960, representing 3.25% of net assets.

e	The Fund is a holder of Mandatorily Convertible Non-Cumulative Non-Voting Preferred Stock Series C, $1,000 liquidation preference per share.

f	The Fund is a holder of Cumulative Mandatorily Convertible Perpetual Preferred Shares Series B.

g	Inclusive of all short term holdings, including collateral received from security lending activities. Not including such collateral, the percentage of portfolio holdings would be 0.06%.

h	Represents investment of collateral received from securities lending transactions.

18 FINANCIAL INDUSTRIES FUND	See Notes to Financial Statements

BURNHAM U.S. Government Money Market Fund
Portfolio Holdings As of June 30, 2010 — (Unaudited)

	Face
	Value	Value

Short-Term Instruments 99.13%
(percentage of net assets)
U.S. Government Agency Obligations 54.36%
Federal Agricultural Mortgage Corp., FRN
0.17%, 8/26/10	$50,000,000	$50,000,000

Federal Home Loan Bank
0.18%, 7/16/10	20,000,000	19,998,500
0.18%, 7/28/10	40,000,000	39,994,450
0.27%, 8/16/10	11,000,000	10,999,526

		70,992,476

Federal National Mortgage Association
0.23%, 8/18/10	28,000,000	27,991,413

Total U.S. Government Agency Obligations (cost: $148,983,889)		148,983,889

U.S. Government Asset Backed Commercial Paper 9.12%
Straight-A Funding, LLC
0.40%, 8/05/10	25,000,000	24,990,278

Total U.S. Government Asset Backed Commercial Paper (cost: $24,990,278)		24,990,278

Certificate of Deposit 4.01%
Bayerische
0.38%, 7/06/10	11,000,000	11,000,000

Total Certificate of Deposit (cost: $11,000,000)		11,000,000

Repurchase Agreements 31.60%
Bank of America Corp., 0.01% dated 6/30/10, to be repurchase at $16,600,005 on 7/01/10 (collateralized by $16,140,352 GNMA, 5.00% due 12/20/39, value $16,932,000)	16,600,000	16,600,000

JPMorgan Chase & Co., 0.02% dated 6/30/10, to be repurchased at $15,001,491 on 7/01/10 (collateralized by $14,385,000 GNMA, 5.00% due 3/20/40, value $15,301,519)	15,000,000	15,000,000

The Bank of New York Mellon Corp., 0.16% dated 6/30/10 to be repurchased at $40,000,178 on 7/01/10 (collateralized by $52,084,835 FNMA, 4.00-5.50% due 2/01/19-6/01/40, value $40,800,001)	40,000,000	40,000,000

	Face
	Value	Value

The Goldman Sachs Group, Inc., 0.03% dated 6/30/10, to be repurchased at $15,000,013 on 7/01/10 (collateralized by $24,289,529 GNMA, 0.99-6.25% due 8/20/33-5/20/40, value $15,300,000)	$15,000,000	$15,000,000

Total Repurchase Agreements (cost: $86,600,000)		86,600,000

Time Deposit 0.04%
Wells Fargo & Co.
0.03%, 7/01/10	124,845	124,845

Total Time Deposit (cost: $124,845)		124,845

Total Short-Term Instruments (cost: $271,699,012)		271,699,012

Total Investments 99.13% (Cost: $271,699,012)*		$271,699,012

Cash and other assets, less liabilities 0.87%		2,374,423

Net Assets 100.00%		$274,073,435

*	Aggregate cost for federal tax purposes.
FRN — Floating Rate Note

See Notes to Financial Statements	U.S. GOVERNMENT MONEY MARKET FUND 19

Statements of Assets & Liabilities As of June 30, 2010 — (Unaudited)

		Burnham	Burnham	Burnham
	Burnham	Financial	Financial	U.S. Government
	Fund	Services Fund	Industries Fund	Money Market Fund

Assets
Investments:
Investments at cost of unaffiliated securities[9,15]	$49,266,520	$67,789,292	$162,673,834	$185,099,012
Investments at cost of affiliated securities[11,15]	—	2,449,138	8,853,847	—
Repurchase agreements	—	—	—	86,600,000
Net unrealized appreciation/(depreciation) of investments	20,197,555	(11,437,259)	(11,726,620)	—

Total investments at value	69,464,075	58,801,171	159,801,061	271,699,012
Cash on deposit for securities sold short	—	—	19,013,749	—
Dividends and interest receivable	21,500	231,257	813,144	61,127
Receivable for capital stock sold	20,563	268,362	532,050	2,403,849
Receivable for investments sold	594,074	2,181,511	7,555,502	—
Receivable from investment adviser[5]	—	—	—	112,345
Prepaid expenses	19,914	21,400	36,001	21,923

Total assets	70,120,126	61,503,701	187,751,507	274,298,256

Liabilities
Collateral on securities loaned at value[9]	3,782,490	697,454	3,465,377	—
Payable for dividend declared	4,645	—	705	308
Payable for dividend declared on short sales	—	—	43,770	—
Bank overdraft	—	790,669	1,082,726	24,385
Payable for fund shares redeemed	127,403	146,058	1,348,964	—
Payable for investments purchased	—	1,564,159	4,960,695	—
Short sales at value*	—	—	18,104,349	—
Options written at value**,6,16	—	60,050	2,762,325	—
Payable for auditing and legal fees	27,956	28,174	34,298	25,121
Payable for administration fees[1]	8,442	7,411	18,961	30,452
Payable for investment advisory fees[2]	33,769	37,055	114,354	87,717
Payable due to investment adviser[5]	6,786	5,971	11,596	—
Payable for distribution fees and service fees[3]	14,251	19,737	42,109	—
Payable for printing fees	1,248	6,808	9,458	9,864
Payable for transfer agent fees	9,544	8,239	11,384	5,855
Accrued expenses and other payables	15,435	14,807	30,774	41,119

Total liabilities	4,031,969	3,386,592	32,041,845	224,821

Net assets	$66,088,157	$58,117,109	$155,709,662	$274,073,435

Analysis of Net Assets[7]
By source:
Par value	286,506	351,156	1,394,642	27,407,344
Capital paid-in	48,722,832	70,014,920	153,797,473	246,666,091
Accumulated undistributed net investment income	191,253	240,180	570,739	—
Accumulated net realized gain/(loss) on investments	(3,309,989)	(1,188,995)	12,900,960	—
Net unrealized appreciation/(depreciation) of investments, written options and short sales	20,197,555	(11,300,152)	(12,954,152)	—

Net assets	$66,088,157	$58,117,109	$155,709,662	$274,073,435

By share class:
Net assets
Class A:	$65,800,791	$46,456,716	$128,981,263	$274,073,435
Class B:	$183,182	$8,102,982	$—	$—
Class C:	$104,184	$3,557,411	$12,656,664	$—
Class I:	$—	$—	$14,071,735	$—
NAV (par value $0.10 per share)
Class A:	$23.07	$16.70	$11.32	$1.00
Class B:	$22.91	$15.79	$—	$—
Class C:	$22.47	$16.36	$11.10	$—
Class I:	$—	$—	$9.97	$—
Capital shares outstanding[8]
(unlimited number of Shares has been authorized)
Class A:	2,852,426	2,781,008	11,394,009	274,073,435
Class B:	7,997	513,050	—	—
Class C:	4,637	217,498	1,140,312	—
Class I:	—	—	1,412,096	—

*	The payables for short sales include proceeds received for the following amounts: Burnham Financial Industries Fund $16,591,482.

**	The payables for options written include premiums received for the following amounts: Burnham Financial Services Fund $197,157, and Burnham Financial Industries Fund $3,047,660.

20 ASSETS & LIABILITIES	See Notes to Financial Statements

Statements of Operations For the six months ended June 30, 2010 — (Unaudited)

		Burnham	Burnham	Burnham
	Burnham	Financial	Financial	U.S. Government
	Fund	Services Fund	Industries Fund	Money Market Fund

Investment Income
Dividends*	$573,547	$589,042	$2,004,843	$—
Interest	754	661	908	334,515
Securities lending (net of fees)[9]	21,230	2,304	17,076	—
Income on cash collateral for securities sold short	—	—	663,351	—
Other income	—	953	209	—

Total income	595,531	592,960	2,686,387	334,515

Expenses
Administration fees[1]	52,267	43,473	112,205	196,715
Investment advisory fees[2]	209,069	217,363	677,362	570,241
Performance fees	—	—	33,812	—
Interest expense on securities sold short	—	—	706,287	—
Dividends on securities sold short	—	—	275,407	—
Service fees (Class B)[3]	292	11,390	—	—
Service fees (Class C)[3]	115	3,043	16,890	—
Distribution fees (Class A)[3]	86,706	58,021	184,253	—
Distribution fees (Class B)[3]	875	34,169	—	—
Distribution fees (Class C)[3]	344	9,131	50,671	—
Transfer agent fees	46,988	50,146	91,454	37,560
Audit and legal fees	31,196	30,578	43,475	49,610
Reports to shareholders	6,161	10,778	25,410	4,763
Trustees’ fees and expenses	10,193	7,867	20,230	45,104
Custodian fees	10,014	14,149	24,085	30,660
Registration fees and expenses	4,355	3,902	7,611	11,421
Fund accounting expenses	12,920	11,747	21,003	28,512
Miscellaneous expenses	35,428	32,470	61,471	81,749

Total expenses before reimbursement	506,923	538,227	2,351,626	1,056,335
Plus net voluntary reimbursement by adviser[5]	—	—	—	(721,917)
Recoupment of prior expenses reimbursed	48,362	27,147	67,803	—

Total expenses after reimbursement	555,285	565,374	2,419,429	334,418

Net investment income	$40,246	$27,586	$266,958	$97

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options & Short Sales
Realized gain/(loss) from securities, written options and short sales transactions:[6]
Realized gain on securities	644,772	1,398,172	12,942,243	—
Realized gain/(loss) on written options	(33,757)	141,882	823,577	—
Realized loss on short sales	—	—	(238,140)	—

Net realized gain from securities, written options and short sales transactions	611,015	1,540,054	13,527,680	—

Unrealized appreciation/(depreciation) on:
Net unrealized depreciation on investments	(2,017,394)	(3,141,230)	(20,193,797)	—
Net unrealized depreciation on written options transactions	(1,004)	(38,524)	(362,237)	—
Net unrealized depreciation on short sales transactions	—	—	(1,056,199)	—

Net unrealized depreciation of investments, written options and short sales transactions	(2,018,398)	(3,179,754)	(21,612,233)	—

Net increase/(decrease) in net assets resulting from operations	$(1,367,137)	$(1,612,114)	$(7,817,595)	$97

*	Net of foreign taxes withheld of $364 for the Burnham Fund, $787 for the Burnham Financial Services Fund and $1,077 for the Burnham Financial Industries Fund.

See Notes to Financial Statements	OPERATIONS 21

Statements of Changes in Net Assets

	Burnham Fund		Burnham Financial Services Fund
	For the Period Ended	For the Year Ended	For the Period Ended	For the Year Ended
	June 30, 2010	December 31,	June 30, 2010	December 31,
	(unaudited)	2009	(unaudited)	2009

Increase/(Decrease) in Net Assets
From operations:
Net investment income	$40,246	$192,691	$27,586	$741,949
Net realized gain from transactions	611,015	642	1,540,054	793,650
Unrealized appreciation/(depreciation)	(2,018,398)	16,906,709	(3,179,754)	6,951,231

Net increase/(decrease) in net assets resulting from operations	(1,367,137)	17,100,042	(1,612,114)	8,486,830

Distributions to Shareholders
From net investment income:
Class A shares	—	—	—	(386,531)
Class B shares	—	—	—	(27,573)
Class C shares	—	—	—	(5,772)
Class I shares	—	—	—	—

Total distributions from net investment income	—	—	—	(419,876)

From realized gains from securities transactions:
Class A shares	—	—	—	—
Class B shares	—	—	—	—
Class C shares	—	—	—	—
Class I shares	—	—	—	—

Total distributions from realized gains	—	—	—	—

Total distributions to shareholders	—	—	—	(419,876)

Increase/(decrease) in net assets derived from capital share transactions	(2,922,900)	(4,867,264)	6,588,167	(3,418,444)
Redemption fees[14]	6	64	931	2,905

Increase/(decrease) in net assets for the period	(4,290,031)	12,232,842	4,976,984	4,651,415
Net Assets
Beginning of period	70,378,188	58,145,346	53,140,125	48,488,710

End of period	$66,088,157	$70,378,188	$58,117,109	$53,140,125

Undistributed net investment income, end of period	$191,253	$151,007	$240,180	$212,594

22 CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — continued

Burnham Financial		Burnham U.S. Government
Industries Fund		Money Market Fund
For the Period Ended	For the Year Ended	For the Period Ended	For the Year Ended
June 30, 2010	December 31,	June 30, 2010	December 31,
(unaudited)	2009	(unaudited)	2009

$266,958	$711,492	$97	$53,817
13,527,680	9,162,462	—	—
(21,612,233)	15,610,649	—	—

(7,817,595)	25,484,603	97	53,817

—	—	(97)	(53,817)
—	—	—	—
—	—	—	—
—	—	—	—

—	—	(97)	(53,817)

—	(178,476)	—	—
—	—	—	—
—	(20,560)	—	—
—	—	—	—

—	(199,036)	—	—

—	(199,036)	(97)	(53,817)

28,764,968	30,276,910	(28,931,557)	(5,552,374)
7,397	7,397	—	—

20,954,770	55,569,874	(28,931,557)	(5,552,374)

134,754,892	79,185,018	303,004,992	308,557,366

$155,709,662	$134,754,892	$274,073,435	$303,004,992

$570,739	$303,781	$—	$—

See Notes to Financial Statements	CHANGES IN NET ASSETS 23

Statements of Changes in Net Assets — Capital Stock Activity

	Burnham Fund		Burnham Financial Services Fund
	For the Period Ended	For the Year Ended	For the Period Ended	For the Year Ended
	June 30, 2010	December 31,	June 30, 2010	December 31,
	(unaudited)	2009	(unaudited)	2009

Dollar Amounts
Class A
Net proceeds from sale of shares	$718,766	$937,428	$13,134,783	$14,186,350
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—	—	350,146
Cost of shares redeemed	(3,571,279)	(5,684,666)	(7,892,843)	(16,707,503)

Net increase/(decrease)	$(2,852,513)	$(4,747,238)	$5,241,940	$(2,171,007)

Class B
Net proceeds from sale of shares	$—	$—	$5,768	$—
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—	—	25,151
Cost of shares redeemed	(83,234)	(187,096)	(1,162,656)	(1,558,985)

Net decrease	$(83,234)	$(187,096)	$(1,156,888)	$(1,533,834)

Class C
Net proceeds from sale of shares	$37,000	$67,070	$2,599,824	$814,584
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—	—	4,950
Cost of shares redeemed	(24,153)	—	(96,709)	(533,137)

Net increase	$12,847	$67,070	$2,503,115	$286,397

Class I
Net proceeds from sale of shares	$—	$—	$—	$—
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—	—	—
Cost of shares redeemed	—	—	—	—

Net increase	$—	$—	$—	$—

Net increase/(decrease) in net assets derived from capital share transactions	$(2,922,900)	$(4,867,264)	$6,588,167	$(3,418,444)

Share Transactions
Class A
Shares sold	29,578	44,530	717,744	978,875
Shares issued for reinvestments	—	—	—	21,416
Shares redeemed	(148,881)	(288,989)	(441,207)	(1,143,241)

Net increase/(decrease)	(119,303)	(244,459)	276,537	(142,950)

Class B
Shares sold	—	—	355	—
Shares issued for reinvestments	—	—	—	1,621
Shares redeemed	(3,377)	(10,027)	(68,287)	(113,271)

Net decrease	(3,377)	(10,027)	(67,932)	(111,650)

Class C
Shares sold	1,582	2,915	142,049	53,281
Shares issued reinvestments	—	—	—	308
Shares redeemed	(959)	—	(5,495)	(37,610)

Net increase	623	2,915	136,554	15,979

Class I
Shares sold	—	—	—	—
Shares issued reinvestments	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	—	—	—	—

24 CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity — continued

Burnham Financial		Burnham U.S. Government
Industries Fund		Money Market Fund
For the Period Ended	For the Year Ended	For the Period Ended	For the Year Ended
June 30, 2010	December 31,	June 30, 2010	December 31,
(unaudited)	2009	(unaudited)	2009

$52,229,064	$72,492,490	$91,821,725	$230,265,558
—	162,974	—	54,200
(27,444,641)	(56,372,979)	(120,753,282)	(235,872,132)

$24,784,423	$16,282,485	$(28,931,557)	$(5,552,374)

$—	$—	$—	$—
—	—	—	—
—	—	—	—

$—	$—	$—	$—

$3,404,949	$5,831,150	$—	$—
—	18,041	—	—
(2,698,047)	(3,051,219)	—	—

$706,902	$2,797,972	$—	$—

$3,802,896	$11,196,453	$—	$—
—	—	—	—
(529,253)	—	—	—

$3,273,643	$11,196,453	$—	$—

$28,764,968	$30,276,910	$(28,931,557)	$(5,552,374)

4,275,952	7,193,055	91,821,725	230,265,558
—	14,435	—	54,200
(2,287,107)	(5,792,779)	(120,753,282)	(235,872,132)

1,988,845	1,414,711	(28,931,557)	(5,552,374)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

280,107	591,719	—	—
—	1,622	—	—
(226,977)	(320,093)	—	—

53,130	273,248	—	—

353,579	1,109,322	—	—
—	—	—	—
(50,805)	—	—	—

302,774	1,109,322	—	—

See Notes to Financial Statements	CHANGES IN NET ASSETS 25

Financial Highlights For a share outstanding throughout each period.

		Income from investment operations			Less distributions
							Distributions from
			Net realized				capital gains
	Net asset	Net	and unrealized		Dividends	Distributions	(from
	value,	investment	gain (loss)	Total from	from net	from	securities
	beginning	income	on securities	investment	investment	return	and options	Total
	of period	(loss)[b]	and options	operations	income	of capital	transactions)	Distributions

Burnham Fund

CLASS A SHARES
6/30/10 (unaudited)	$23.56	$0.01	$(0.50)	$(0.49)	$—	$—	$—	$—
12/31/09	17.95	0.06	5.55	5.61	—	—	—	—
12/31/08	29.84	0.06	(11.50)	(11.44)	(0.18)	—	(0.27)	(0.45)
12/31/07	26.89	0.08	4.03	4.11	(0.05)	—	(1.11)	(1.16)
12/31/06	26.97	0.18	2.02	2.20	(0.15)	—	(2.13)	(2.28)
12/31/05	26.60	0.11	1.38	1.49	(0.09)	—	(1.03)	(1.12)
CLASS B SHARES
6/30/10 (unaudited)	$23.48	$(0.04)	$(0.53)	$(0.57)	$—	$—	$—	$—
12/31/09	18.03	(0.05)	5.50	5.45	—	—	—	—
12/31/08	29.90	(0.12)	(11.48)	(11.60)	—	—	(0.27)	(0.27)
12/31/07	27.10	0.01	3.90	3.91	—	—	(1.11)	(1.11)
12/31/06	27.23	(0.03)	2.03	2.00	—	—	(2.13)	(2.13)
12/31/05	26.96	(0.05)	1.35	1.30	—	—	(1.03)	(1.03)
CLASS C SHARES
6/30/10 (unaudited)	$23.02	$(0.08)	$(0.47)	$(0.55)	$—	$—	$—	$—
12/31/09	17.68	(0.09)	5.43	5.34	—	—	—	—
12/31/08	29.32	(0.13)	(11.24)	(11.37)	—	—	(0.27)	(0.27)
12/31/07	26.59	0.10	3.74	3.84	—	—	(1.11)	(1.11)
12/31/06	26.75	(0.05)	2.02	1.97	—	—	(2.13)	(2.13)
12/31/05	26.50	(0.06)	1.34	1.28	—	—	(1.03)	(1.03)

Burnham Financial Services Fund

CLASS A SHARES
6/30/10 (unaudited)	$16.95	$0.02	$(0.27)	$(0.25)	$—	$—	$—	$—
12/31/09	14.39	0.25	2.46 [h]	2.71	(0.15)	—	—	(0.15)
12/31/08	17.70	0.43	(3.07)	(2.64)	(0.47)	(0.06)	(0.14)	(0.67)
12/31/07	22.56	0.12	(3.30)	(3.18)	(0.08)	—	(1.60)	(1.68)
12/31/06	21.15	0.17	3.42	3.59	(0.17)	—	(2.01)	(2.18)
12/31/05	22.51	0.25	(0.18)	0.07	(0.22)	—	(1.21)	(1.43)
CLASS B SHARES
6/30/10 (unaudited)	$16.08	$(0.05)	$(0.24)	$(0.29)	$—	$—	$—	$—
12/31/09	13.67	0.13	2.33 [h]	2.46	(0.05)	—	—	(0.05)
12/31/08	16.84	0.28	(2.90)	(2.62)	(0.35)	(0.06)	(0.14)	(0.55)
12/31/07	21.61	(0.03)	(3.14)	(3.17)	—	—	(1.60)	(1.60)
12/31/06	20.35	0.00 [c]	3.27	3.27	—	—	(2.01)	(2.01)
12/31/05	21.68	0.09	(0.16)	(0.07)	(0.05)	—	(1.21)	(1.26)
CLASS C SHARES
6/30/10 (unaudited)	$16.66	$(0.02)	$(0.28)	$(0.30)	$—	$—	$—	$—
12/31/09	14.18	0.14	2.41 [h]	2.55	(0.07)	—	—	(0.07)
12/31/08	17.47	0.44	(3.15)	(2.71)	(0.38)	(0.06)	(0.14)	(0.58)
12/31/07	22.36	(0.03)	(3.26)	(3.29)	—	—	(1.60)	(1.60)
12/31/06	21.05	(0.02)	3.42	3.40	(0.08)	—	(2.01)	(2.09)
12/31/05[e]	20.60	0.11	1.78	1.89	(0.23)	—	(1.21)	(1.44)

26 FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

Financial Highlights For a share outstanding throughout each period.

				Ratios to average net assets %
				Ratio of total		Ratio of total		Ratio of net
			Net assets,	expenses after		expenses before		investment	Portfolio
Redemption	Net asset value,	Total	end of period	reimbursement		reimbursement		income	turnover
fee[b,c]	end of period	return %	(in $000’s)	/ recovery		/ recovery		(loss)	rate %

$0.00	$23.07	(2.08)[a]	$65,801	1.59	[d]	1.45	[d]	0.12 [d]	24.9
0.00	23.56	31.11	70,019	1.53		1.52		0.32	48.4
0.00	17.95	(38.30)	57,740	1.39		1.44		0.23	45.3
0.00	29.84	15.31	103,876	1.39		1.38		0.28	61.5
0.00	26.89	8.11	99,031	1.39		1.41		0.65	79.0
0.00	26.97	5.55	110,562	1.39		1.39		0.43	76.3

$0.00	$22.91	(2.43)[a]	$183	2.34	[d]	2.20	[d]	(0.32)[d]	24.9
0.00	23.48	30.08	267	2.27		2.27		(0.28)	48.4
0.00	18.03	(38.74)	386	2.14		2.19		(0.47)	45.3
0.00	29.90	14.40	1,446	2.14		2.13		0.04	61.5
0.00	27.10	7.34	1,951	2.14		2.16		(0.10)	79.0
—	27.23	4.77	2,682	2.14		2.14		(0.20)	76.3

$0.00	$22.47	(2.39)[a]	$104	2.34	[d]	2.21	[d]	(0.64)[d]	24.9
0.00	23.02	30.13	92	2.28		2.26		(0.44)	48.4
0.00	17.68	(38.75)	19	2.14		2.19		(0.51)	45.3
0.00	29.32	14.46	77	2.14		2.13		0.35	61.5
0.00	26.59	7.32	6	2.14		2.16		(0.18)	79.0
—	26.75	4.77	10	2.14		2.14		(0.22)	76.3

$0.00	$16.70	(1.36)[a]	$46,457	1.80	[d]	1.71	[d]	0.24 [d]	62.2
0.00	16.95	18.90	42,447	1.75		1.85		1.66	180.6
0.00	14.39	(14.78)	38,099	1.60		1.85		2.65	190.2
0.00	17.70	(13.96)	58,878	1.60		1.64		0.58	137.8
0.00	22.56	17.02	127,139	1.57		1.57		0.74	125.9
0.00	21.15	0.37	121,889	1.59		1.59		1.17	129.9

$0.00	$15.79	(1.68)[a]	$8,103	2.55	[d]	2.46	[d]	(0.58)[d]	62.2
0.00	16.08	17.99	9,345	2.49		2.60		0.94	180.6
0.00	13.67	(15.46)	9,469	2.35		2.60		1.86	190.2
0.00	16.84	(14.57)	14,953	2.35		2.39		(0.16)	137.8
0.00	21.61	16.15	26,930	2.32		2.32		0.00	125.9
—	20.35	(0.34)	28,538	2.34		2.34		0.43	129.9

$0.00	$16.36	(1.74)[a]	$3,557	2.55	[d]	2.45	[d]	(0.20)[d]	62.2
0.00	16.66	18.12	1,348	2.50		2.59		0.96	180.6
0.00	14.18	(15.45)	921	2.35		2.60		2.88	190.2
0.00	17.47	(14.58)	460	2.35		2.39		(0.15)	137.8
0.00	22.36	16.15	632	2.32		2.32		(0.11)	125.9
0.00	21.05	9.19 [a]	190	2.34	[d]	2.34	[d]	0.75 [d]	129.9

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS 27

Financial Highlights For a share outstanding throughout each period.

		Income from investment operations				Less distributions
				Net realized				Distributions from
				and unrealized		Dividends	Distributions	capital gains
				gain (loss)	Total from	from net	from	(from securities
	Net asset value,	Net investment		on securities	investment	investment	return	and options	Total
	beginning of period	income (loss)[b]		and options	operations	income	of capital	transactions)	distributions

Burnham Financial Industries Fund

CLASS A SHARES

6/30/10 (unaudited)	$11.77	$0.02		$(0.47)	$(0.45)	$—	$—	$—	$—
12/31/09	9.00	0.07		2.72	2.79	—	—	(0.02)	(0.02)
12/31/08	10.32	0.25		(1.00)	(0.75)	(0.16)	—	(0.41)	(0.57)
12/31/07	12.41	0.16		(0.31)	(0.15)	(0.19)	—	(1.75)	(1.94)
12/31/06	11.52	0.10		1.84	1.93	(0.11)	—	(0.93)	(1.04)
12/31/05	11.33	0.13		0.82	0.95	(0.10)	—	(0.66)	(0.76)

CLASS C SHARES

6/30/10 (unaudited)	$11.58	$(0.03)		$(0.45)	$(0.48)	$—	$—	$—	$—
12/31/09	8.92	0.01		2.67	2.68	—	—	(0.02)	(0.02)
12/31/08	10.25	0.17		(0.97)	(0.80)	(0.12)	—	(0.41)	(0.53)
12/31/07	12.33	0.07		(0.31)	(0.24)	(0.09)	—	(1.75)	(1.84)
12/31/06	11.44	0.01		1.84	1.85	(0.03)	—	(0.93)	(0.96)
12/31/05	11.26	0.05		0.82	0.87	(0.03)	—	(0.66)	(0.69)

CLASS I SHARES

6/30/10 (unaudited)	$10.34	$0.05		$(0.42)	$(0.37)	$—	$—	$—	$—
12/31/09[f]	10.00	0.08		0.26	0.34	—	—	—	—

Burnham U.S. Government Money Market Fund[g]

CLASS A SHARE

6/30/10 (unaudited)	$1.00	$0.000	[c]	$—	$0.000 [c]	$(0.000)[c]	$—	$—	$(0.000)[c]
12/31/09	1.00	0.000	[c]	—	0.000 [c]	(0.000)[c]	—	—	(0.000)[c]
12/31/08	1.00	0.012		—	0.012	(0.012)	—	—	(0.012)
12/31/07	1.00	0.043		—	0.043	(0.043)	—	—	(0.043)
12/31/06	1.00	0.042		—	0.042	(0.042)	—	—	(0.042)
12/31/05	1.00	0.023		—	0.023	(0.023)	—	—	(0.023)

28 FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

Financial Highlights For a share outstanding throughout each period.

						Ratios to average net assets %
								Ratio of total	Ratio of total
								expenses after	expenses before			Ratio of net
						Ratio of		reimbursement	reimbursement			investment income
	Net asset			Ratio of total		total expenses		/ recovery and	/ recovery and without			(loss) without
	value,		Net assets,	expenses after		before		without dividend and	dividend and	Ratio of net		dividend and	Portfolio
Redemption	end of	Total	end of period	reimbursement		reimbursement		interest expense	interest expense	investment		interest expense	turnover
fee[b,c]	period	return %	(in $000’s)	/ recovery		/ recovery		on short sales	on short sales	income (loss)		on short sales	rate %

$0.00	$11.32	(3.74)[a]	$128,981	3.20	[d]	3.10	[d]	1.90 [d]	1.79 [d]	0.38	[d]	1.69 [d]	67.8
0.00	11.77	31.00	110,699	2.67		2.72		1.88	1.93	0.75		1.54	229.0
0.00	9.00	(6.99)	71,926	2.24		2.45		1.82	2.03	2.61		3.04	278.7
0.00	10.32	(1.04)	22,482	2.31		2.63		1.85	2.17	1.25		1.71	236.1
0.00	12.41	16.74	32,822	2.19		2.48		1.81	2.10	0.77		1.15	210.9
0.00	11.52	8.38	28,781	1.79		2.01		1.79	2.01	1.15		1.15	271.1

$0.00	$11.10	(4.06)[a]	$12,657	3.90	[d]	3.80	[d]	2.59 [d]	2.49 [d]	(0.42)[d]		0.88 [d]	67.8
0.00	11.58	30.04	12,591	3.38		3.43		2.58	2.63	0.09		0.89	229.0
0.00	8.92	(7.63)	7,259	2.94		3.16		2.52	2.73	1.76		2.19	278.7
0.00	10.25	(1.75)	4,400	3.01		3.33		2.55	2.87	0.56		1.02	236.1
0.00	12.33	16.14	5,290	2.89		3.18		2.51	2.80	0.09		0.47	210.8
0.00	11.44	7.65	4,220	2.49		2.70		2.49	2.70	0.43		0.43	271.1

$0.00	$9.97	(3.58)[a]	$14,072	2.68	[d]	2.69	[d]	1.37 [d]	1.38 [d]	0.85	[d]	2.16 [d]	67.8
—	10.34	3.40 [a]	11,465	1.78	[d]	1.78	[d]	1.36 [d]	1.36 [d]	20.56	[d]	20.98 [d]	229.0

$—	$1.00	0.00 [a]	$274,073	0.23	[d]	0.74	[d]	0.23 [d]	0.74 [d]	0.00	[d]	0.00 [d]	—
—	1.00	0.02	303,005	0.46		0.73		0.46	0.73	0.02		0.02	—
—	1.00	1.14	308,557	0.75		0.75		0.75	0.75	1.21		1.21	—
—	1.00	4.35	359,788	—		0.72		—	0.72	4.24		4.24	—
—	1.00	4.24	275,502	—		0.76		—	0.76	4.16		4.16	—
—	1.00	2.41	230,362	—		0.77		—	0.77	2.38		2.38	—

a	Total return is not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

b	Per shares values have been calculated using the average share method.

c	Less than $0.01 per share.

d	Annualized.

e	Commenced operations on April 29, 2005.

f	Commenced operations on December 16, 2009.

g	Formerly, the U.S. Treasury Money Market Fund.

h	The Adviser reimbursed the Burnham Financial Services Fund for a loss on a transaction not meeting the fund’s investment guidelines, which otherwise would have reduced the amount by $0.001.

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Administrative Fees
1.	The Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, and Burnham U.S. Government Money Market Fund pay the administrator 0.15% of average daily net assets up to $150 million, 0.125% of average daily net assets from $150 million to $300 million, and 0.10% of average daily net assets above $300 million.
Management Fees
2.	Burnham Asset Management Corporation (the “Adviser”) serves as the adviser to the funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each fund at the following rates:

Burnham Fund	0.60%
Burnham Financial Services Fund	0.75%
Burnham Financial Industries Fund	0.90%
Burnham U.S. Government Money Market Fund	0.40%
The Adviser’s basic fee with respect to the Burnham Financial Industries Fund may be adjusted upward or downward (by up to 0.10% of the fund’s average daily net assets) depending on whether and to what extent the fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months, or such shorter period since commencement of the fund’s operations, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month. For the period ended June 30, 2010, the Adviser’s fee for the Burnham Financial Industries Fund was adjusted upward by 0.05%.
Distribution Fees and Commissions
3.	Burnham Securities Inc. (the “Distributor”) serves as principal distributor to the funds pursuant to a distribution agreement. The funds (other than the Burnham U.S. Government Money Market Fund) have adopted distribution plans under the Investment Company Act of 1940, as amended, to reimburse the Distributor for services provided for distributing shares of the funds.
The following funds pay the Distributor a distribution fee of:

	Class A	Class B	Class C

Burnham Fund	0.25%	0.75%	0.75%
Burnham Financial Services Fund	0.25%	0.75%	0.75%
Burnham Financial Industries Fund	0.30%	—	0.75%
The following funds pay the Distributor a service fee of:

	Class B	Class C

Burnham Fund	0.25%	0.25%
Burnham Financial Services Fund	0.25%	0.25%
Burnham Financial Industries Fund	—	0.25%
For the period ended June 30, 2010, the Distributor also received fees from shareholder transactions and portfolio trades:

	Class A
	Sales
	Commission/	Class B	Class C	Broker
	CDSC	CDSC	CDSC	Commissions

Burnham Fund	$1,227	$—	$106	$23,845
Burnham Financial Services Fund	$7,326	$190	$584	$—
Burnham Financial Industries Fund	$16,889	$—	$11,783	$—
Offering Price
4.	For Class A shares, the offering price, with maximum 5% sales charge was $24.28, $17.58 and $11.92 for the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund, respectively. The redemption price is NAV. For Class B and Class C shares, the offering price is NAV and the redemption price varies with any CDSC charged.
Expenses
5.	The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for the Burnham Fund, Burnham Financial Services Fund and the Burnham Financial Industries Fund. Under the Agreement, the Adviser contractually limits the following funds’ total annual expenses to the rates below based on average net assets for Class A, Class B and Class C:

	Class A	Class B	Class C

Burnham Fund	1.59%	2.34%	2.34%
Burnham Financial Services Fund	1.80%	2.55%	2.55%
Under the Agreement, the Adviser contractually limits the Burnham Financial Industries Fund’s total annual operating expenses by limiting “other expenses” to 0.65%. The expense limitations will terminate on April 30, 2011 and may be continued from year to year thereafter, if agreed by all parties to the Agreement.

Pursuant to the Agreement, any waivers and reimbursements made by the Adviser to a fund are subject to recoupment by the Adviser within the following three years provided the fund is able to effect repayment and remain in compliance with applicable expense limitations. Extraordinary expenses (e.g., proxy expenses) and other non-operating expenses (e.g., dividend expenses for securities sold short and acquired fund fees) as defined in the Agreement, are not applicable to the funds’ expense caps. For the period ended June 30, 2010, the dividend expense and interest expense for securities sold short were $275,407 and $706,287 for the Burnham Financial Industries Fund. For the period ended June 30, 2010, there were no extraordinary expenses allocated to the funds.

The Adviser may from time to time voluntarily agree to waive all or a portion of its management fee from the Burnham U.S. Government Money Market Fund. Any such waiver by the Adviser may be discontinued or modified by the Adviser at any time. The amount of any waived fees is subject to recoupment by the Adviser from the Burnham U.S. Government Money Market Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amount may be recouped that would cause the Burnham U.S. Government Money Market Fund’s total expense ratio as a result of such recoupment to exceed 1.00%. In no event shall the recoupment exceed 0.10% of daily net assets of the Burnham U.S. Government Money Market Fund.
For the period ended June 30, 2010, the Adviser’s net recoupment or net reimbursement was as follows:

			Subject to
	Recoupment	Reimbursement	Recoupment

Burnham Fund	$48,362	$—	$2,269
Burnham Financial Services Fund	$27,147	$—	$210,640
Burnham Financial Industries Fund	$67,803	$—	$203,607
Burnham U.S. Government Money Market Fund	$—	$721,917	$1,534,604
30 NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Securities and Written Options Transactions
6.	The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2010, were as follows:

	Purchases	Sales

Burnham Fund	$15,979,717	$22,158,273
Burnham Financial Services Fund	$43,589,567	$34,653,478
Burnham Financial Industries Fund	$131,459,953	$99,393,151
Written option activity for the funds was as follows:
Burnham Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2009	100	$20,604
Written	20	19,019
Closed	(120)	(39,623)

Outstanding at June 30, 2010	—	$—

Burnham Financial Services Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2009	2,775	$230,418
Written	3,640	314,509
Expired	(2,875)	(234,612)
Closed	(450)	(58,597)
Exercised	(700)	(54,561)

Outstanding at June 30, 2010	2,390	$197,157

Burnham Financial Industries Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2009	13,425	$1,253,797
Written	48,495	4,840,309
Expired	(12,082)	(1,095,322)
Closed	(11,625)	(1,320,006)
Exercised	(8,218)	(631,118)

Outstanding at June 30, 2010	29,995	$3,047,660

Distributions and Taxes
7.	It is each fund’s intention to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.
Officers and Trustees Interests
8.	Officers and trustees owned a portion of the following funds’ outstanding shares as of June 30, 2010:

Burnham Fund	0.66%
Burnham Financial Services Fund	0.30%
Burnham Financial Industries Fund	0.12%
Burnham U.S. Government Money Market Fund	0.12%
Substantially all of the assets of the Burnham U.S. Government Money Market Fund are owned by customers of the fund’s distributor and affiliates.
Securities Lending
9.	At June 30, 2010, securities or a portion of these securities are out on loan. The aggregate market value of these loaned securities and the value of the cash collateral the funds received are as follows:

	Loaned Securities	% of	Value of
	Market Value	Net Assets	Cash Collateral
Burnham Fund	$3,699,637	5.60%	$3,782,490
Burnham Financial Services Fund	$661,154	1.14%	$697,454
Burnham Financial Industries Fund	$3,323,288	2.13%	$3,465,377
Disclosure of Certain Commitments and Contingencies
10.	In the normal course of business, the funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the funds under these arrangements is unknown, as this would involve future claims that may be made against the funds that have not yet occurred. However, based on experience, the funds expect the risk of loss to be remote.
Transactions with Affiliated Securities
11.	During the period ended June 30, 2010, the Burnham Financial Services Fund and the Burnham Financial Industries Fund owned shares of the following affiliated securities. An affiliated security is a security in which the fund has ownership of at least 5% of the voting securities.

	Value at	Cost of	Unrealized	Value at	Dividend
Affiliate	12/31/09	Purchases	Gain/(Loss)	6/30/10	Income
Burnham Financial Services Fund:
Peregrine Holdings Ltd.	$302,946	$875	$—	$303,821	$—
Western Liberty Bancorp	$2,128,882	$27,192	$(10,757)	$2,145,317	$—
Burnham Financial Industries Fund:
Western Liberty Bancorp	$8,823,757	$81,576	$(51,486)	$8,853,847	$—
Restricted Securities
12.	With the exception of the Burnham U.S. Government Money Market Fund, the funds may not invest more than 15% of net assets in securities subject to legal or contractual risks (“restricted securities”). At June 30, 2010, the Burnham Financial Services Fund and the Burnham Financial Industries Fund owned the following restricted securities, which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”). The value of these securities is determined using quotations supplied by a pricing service or broker, or if not available, is determined in good faith pursuant to procedures adopted by the Board of Trustees. Certain of these securities may be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act.

Description,
Date of Purchase,	Shares/
% of Net Assets	Face Value	Cost	Value
Burnham Financial Services Fund
Bank of Atlanta 05/08/06 1.08%	228,572	$1,600,004	$628,573
Oriental Financial Group Inc. 04/29/10 0.71%	33,300	$500,000	$413,189
Peregrine Holdings Ltd. 05/31/02 0.52%	275,000	$303,821	$303,821
Porter Bancorp, Inc. 06/29/10 1.72%	86,956	$999,994	$999,998
Seacoast Banking Corporation of Florida 04/15/10 0.79%	344,138	$499,000	$457,704
NOTES TO FINANCIAL STATEMENTS 31

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Description,
Date of Purchase,	Shares/
% of Net Assets	Face Value	Cost	Value
Burnham Financial Industries Fund
Oriental Financial Group Inc. 04/29/10 1.33%	166,500	$2,500,000	$2,065,943
Porter Bancorp, Inc. 06/29/10 1.93%	260,870	$3,000,005	$3,000,017
Seacoast Banking Corporation of Florida 04/15/10 0.88%	1,033,793	$1,499,000	$1,374,945
Industry Risk
13.	The Burnham Financial Services Fund and Burnham Financial Industries Fund may be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:
•	Bank viability/liquidity

•	Change in income conditions and interest rates

•	Financial companies may fall out of favor

•	Concentration of investments may increase volatility of the fund
Short-term Trading (Redemption Fee)
14.	Shareholders in the Burnham Fund, Burnham Financial Services Fund and the Burnham Financial Industries Fund are subject to a redemption fee equal to 2.0% of the proceeds for the redeemed shares within 30 days of purchase. All redemption fees are retained by the applicable fund and accounted for as an addition to paid-in capital.
Fair Value of Financial Instruments
15.	Effective January 1, 2008, the funds adopted the Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities values using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the trust’s valuation committee’s own assumptions about the factors market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which many not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following is a summary of the tiered valuation input levels, as of June 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At June 30, 2010	Level 1	Level 2	Level 3	Total

Burnham Fund
Common Stock:
Consumer Discretionary	$6,865,900	$—	$—	$6,865,900
Consumer Staples	3,351,200	—	—	3,351,200
Energy	13,184,863	—	—	13,184,863
Financial Services	7,170,880	—	—	7,170,880
Health Care	1,262,480	—	—	1,262,480
Industrials	5,973,050	—	—	5,973,050
Information Technology	14,968,150	—	—	14,968,150
Materials	1,685,600	—	—	1,685,600
Telecommunications Services	1,401,000	—	—	1,401,000
Exchange Traded Fund	2,433,600	—	—	2,433,600
Registered Investment Company	784,500	—	—	784,500
Other Debt Obligation	—	10,382,852	—	10,382,852
Burnham Financial Services Fund
Common Stock:
Banks	$22,225,604	$—	$457,704	$22,683,308
Diversified Financials	16,248,635	98,912	303,821	16,651,368
Thrifts & Mortgage Finance	14,209,469	2,017,078	1,029,307	17,255,854
Preferred Stocks:
Banks	—	—	1,413,187	1,413,187
Other Debt Obligation	—	797,454	—	797,454
Short Sales	—	—	—	—
Written Options	(56,300)	(3,750)	—	(60,050)
32 NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

At June 30, 2010	Level 1	Level 2	Level 3	Total

Burnham Financial Industries Fund
Common Stock:
Banks	$42,335,969	$—	$1,374,945	$43,710,914
Diversified Financials	72,696,735	37,478	—	72,734,213
Thrifts & Mortgage Finance	30,944,631	2,577,764	1,202,202	34,724,597
Preferred Stocks:
Banks	—	—	5,065,960	5,065,960
Other Debt Obligation	—	3,565,377	—	3,565,377
Short Sales	(18,104,349)	—	—	(18,104,349)
Written Options	(2,746,700)	(15,625)	—	(2,762,325)
Burnham U.S. Government Money Market Fund
U.S. Government Agency Obligations	$—	$148,983,889	$—	$148,983,889
U.S. Government Asset Backed Commercial Paper	—	24,990,278	—	24,990,278
Certificate of Deposit	—	11,000,000	—	11,000,000
Repurchase Agreement	—	86,600,000	—	86,600,000
Other Debt Obligation	—	124,845	—	124,845
During the period ended June 30, 2010, there were no significant transfers between Level 1 and Level 2.

The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the period ended June 30, 2010:

Burnham Financial Services Fund	Level 3 assets, net

Common Stock:
Balance, December 31, 2009	$931,519
Purchases	2,293,089
Unrealized loss	(20,589)

Balance, June 30, 2010	$3,204,019

Burnham Financial Industries Fund	Level 3 assets, net

Common Stock:
Balance, December 31, 2009	$—
Purchases	7,878,665
Unrealized loss	(235,558)

Balance, June 30, 2010	$7,643,107

Disclosures about Derivative Instruments and Hedging Activities
16.	Effective January 1, 2009, the funds adopted Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”). ASC 815 requires enhanced disclosures to provide information about the reasons the funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.
The following is a summary of the fair valuations of the funds’ derivative instruments categorized by risk exposure as of June 30, 2010:

Fair Value of Derivative Instruments
As of June 30, 2010
Liability Derivatives
Derivatives not
accounted	Statement
for as hedging	of Assets
instruments under	& Liabilities
ASC 815	Location	Fund	Fair Value

Equity Contracts	Liabilities	Burnham Financial Services Fund	$60,050
		Burnham Financial Industries Fund	2,762,325

The Effect of Derivative Instruments on the Statements of Operations
For the Period Ended June 30, 2010
Change in
Derivatives not	Location of		Realized	Unrealized
accounted	Gain or (Loss)		Gain or (Loss)	Appreciation or
for as hedging	on Derivatives		on Derivatives	(Depreciation)
instruments under	Recognized		Recognized	Recognized
ASC 815	in Income	Fund	in Income	in Income

Equity Contracts	Realized gain (loss) from written options	Burnham Fund	$(33,757)	$—
		Burnham Financial Services Fund	141,882	—
		Burnham Financial Industries Fund	823,577	—
	Net unrealized appreciation (depreciation) of written option transactions	Burnham Fund	—	(1,004)
		Burnham Financial Services Fund	—	(38,524)
		Burnham Financial Industries Fund	—	(362,237)
Subsequent Events
17.	The Adviser has evaluated events and transactions for potential recognition or disclosure and has determined that there are no material events that would require additional disclosure through the date the financial statements were issued.
Recently Issued Accounting Pronouncements
18.	In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. The Adviser is currently evaluating the impact ASU No. 2010-06 will have on the financial statement disclosures.
NOTES TO FINANCIAL STATEMENTS 33

Other Information (unaudited)
UNDERSTANDING YOUR FUND EXPENSES
As a shareholder of the Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, or the Burnham U.S. Government Money Market Fund (the “funds”), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 to June 30, 2010.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
	Actual Expenses			(5% Return Before Expenses)
			Expenses			Expenses
	Beginning	Ending	Paid During	Beginning	Ending	Paid During
	Account	Account	Period*	Account	Account	Period*
	Value	Value	1/1/2010-	Value	Value	1/1/2010-	Expense
	1/1/2010	6/30/2010	6/30/2010	1/1/2010	6/30/2010	6/30/2010	Ratio**
Burnham Fund
Class A	$1,000	$979	$7.95	$1,000	$1,017	$8.10	1.62%
Class B	1,000	976	11.61	1,000	1,013	11.83	2.37%
Class C	1,000	976	11.61	1,000	1,013	11.83	2.37%
Burnham Financial Services Fund
Class A	$1,000	$986	$8.87	$1,000	$1,016	$9.00	1.80%
Class B	1,000	983	12.54	1,000	1,012	12.72	2.55%
Class C	1,000	983	12.54	1,000	1,012	12.72	2.55%
Burnham Financial Industries Fund
Class A	$1,000	$963	$15.57	$1,000	$1,009	$15.93	3.20%
Class C	1,000	959	18.94	1,000	1,005	19.39	3.90%
Class I	1,000	964	1.08	1,000	1,001	1.10	2.68%
Burnham U.S. Government Money Market Fund	$1,000	$1,000	$1.16	$1,000	$1,024	$1.18	0.23%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

**	The Expense Ratios in this table do not match the ratios of expenses to average net assets in the “Financial Highlights” section of the report (the “Highlights Ratios”) because the Highlights Ratios reflect the operating expenses of the fund and do not include ratios of “Acquired Fund Fees and Expenses”. Acquired fund fees and expenses are expenses incurred indirectly by the Burnham Fund as a result of its investments in other investment funds.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) on the funds’ website located at http://www.burnhamfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website located at http://www.sec.gov.
Portfolio Holdings
The funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available (1) by calling (800) 874-3863; (2) on the funds’ website located at http://www.burnhamfunds.com; (3) on the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.
34 OTHER INFORMATION

Board of trustees’ evaluation and approval of investment advisory and sub-advisory agreements
Factors Considered by the Independent Trustees in Approving the Investment Advisory and Sub-Advisory Agreements
The 1940 Act requires that the continuance of the Funds’ Investment Advisory and Sub-Advisory Agreements (the “Agreements”) be approved annually both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. The continuance of each such Agreement was most recently considered and approved at a meeting of the Board of Trustees called for that purpose and held on May 27, 2010. The Board, including the Independent Trustees, determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements. In making such determinations, the Independent Trustees met independently from the interested Trustees of the Trust and officers of Burnham Asset Management Corp. (“Burnham”), the Sub-Advisers (as defined below), and their affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees.
Both in the meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Board, including the Independent Trustees, received materials relating to Burnham’s and the Sub-Advisers’ investment and management services under the Agreements. These materials included (i) information on the investment performance of the Funds and relevant indices over various time periods, (ii) sales and redemption data with respect to the Funds, (iii) the general investment outlook in the markets in which the Funds invest, (iv) arrangements in respect of the distribution of the Funds’ shares, (v) the procedures employed to determine the value of each Fund’s assets, (vi) the allocation of the Funds’ brokerage, including to an affiliate of Burnham, and the use of “soft” commission dollars to pay for research and brokerage services, and (vii) the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of Burnham’s and the Sub-Advisers’ compliance departments.
In evaluating the Agreements, the Board, including the Independent Trustees, requested, reviewed and considered materials furnished by Burnham and the Sub-Advisers, including without limitation information regarding Burnham, Reich & Tang Asset Management LLP (“Reich & Tang”), Mendon Capital Advisors Corp. (“Mendon”; together with Reich & Tang, the “Sub-Advisers”), their affiliates and personnel, operations and financial condition. The Board, including the Independent Trustees, discussed with representatives of Burnham and Mendon (including the Fund portfolio managers associated with those firms) the operations of the Funds and the capabilities of Burnham to provide advisory and other services to the Funds and supervise the Sub-Advisers in their provision of sub-advisory services to certain Funds. Among other written and oral information, the Board, including the Independent Trustees, requested and was provided information regarding:
•	the investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	the fees charged by Burnham for investment advisory and administrative services, as well as other compensation received by Burnham and its affiliates;

•	the fees paid to the Sub-Advisers by Burnham;

•	the waivers of fees and reimbursements of expenses at times by Burnham and current expense cap arrangements;

•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;

•	the investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers (prepared by a third party analytic firm, Lipper, Inc. (“Lipper”));

•	investment management staffing and the experience of the investment advisory, administrative and other personnel (including the personnel of Burnham and the Sub-Advisers) providing services to the Funds and the historical quality of the services provided by Burnham and the Sub-Advisers; and

•	the profitability to Burnham and Burnham Securities Inc. (“BSI”) of managing, administering and distributing the Funds and the methodology in allocating expenses to the management of the Funds.
The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Agreements:
1.	Nature, Extent, and Quality of Services. The Board, including the Independent Trustees, considered the nature, quality and extent of advisory, administrative and shareholder services performed by Burnham, including portfolio management for the Burnham Fund and supervision of the Sub-Advisers for the other Funds, supervision of operations for all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of the Sub-Advisers and other service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Trustees, in their capacity as trustees, providing the services of a chief compliance officer for the Trust and other services. The Board, including the Independent Trustees, noted the Funds’ record of compliance with their investment policies and restrictions, and the quality of managerial and administrative services provided by Burnham (in both its capacity as adviser and administrator) in an increasingly regulated industry. The Board, including the Independent Trustees, concluded that the services are extensive in nature and that Burnham consistently delivered a high level of service for each Fund.
OTHER INFORMATION 35

Board of trustees’ evaluation and approval of investment advisory and sub-advisory agreements (continued)
With regard to the Sub-Advisers, the Board, including the Independent Trustees, considered the nature, quality and extent of the services provided by each Sub-Adviser, particularly portfolio management, and concluded that the services are appropriate and consistent with their agreements with the Funds.

2.	Investment Performance of the Funds, Burnham and the Sub-Advisers. The Board, including the Independent Trustees, considered short-term and long-term investment performance for the Burnham Fund over various periods of time as compared to both relevant indices and the performance of such Fund’s Lipper peer group. The Board recognized from long experience with the manager that investments are not selected with a conscious growth or value basis in mind, noting that, in fact, the Fund’s style categorization had changed over time. Rather, the Board understood the risk-averse, tax-sensitive style employed by the Burnham Fund and the emphasis on long-term holding periods, both of which distinguish the Burnham Fund’s investment style from many other large-cap core funds included in the Lipper materials. The Board also considered the S&P 500® Index to be an imperfect benchmark for comparison purposes, given the significant variations between the securities comprising the S&P 500® Index and the characteristics of securities typically held by the Burnham Fund. The Board concluded that the Burnham Fund’s performance was satisfactory when viewed in the context of its historic investment style, noting particularly the Fund’s excellent one-year performance, and was consistent with the Fund’s investment approach consistently communicated to investors.

The Board also considered the investment performance of the Burnham Financial Industries Fund and the Burnham Financial Services Fund, for which Mendon serves as Sub-Adviser, in relation to their respective peers as shown in the Lipper materials and to relevant indices over available time periods. The Trustees noted the specialized nature of these Funds and the impact of the recent sub-prime mortgage difficulties and liquidity crisis on financial services companies and on the Funds’ more recent performance. The Board also took note of the portfolio manager’s presentation concerning the impact of the sub-prime mortgage difficulty and related matters on bank stocks, which have been an ongoing focus of the Funds. The Board also considered the impact of negative cash flows caused primarily by withdrawals associated with investors’ sector preferences on the manager’s investment flexibility. The Trustees concluded that these Funds had performed satisfactorily given their investment mandates and style and the current market conditions affecting financial stocks.

The Independent Trustees also considered the performance of the U.S. Government Money Market Fund for which Reich & Tang serves as Sub-Adviser, and concluded that the investment performance of Reich & Tang was competitive but that the U.S. Government Money Market Fund’s expenses were slightly higher than money market funds offered as part of larger fund families where costs of the fund family can be spread over a larger asset base.

3.	Costs of Services and Profits Realized by Burnham.

(a)	Costs of Services to Funds: Fees and Expenses. The Independent Trustees considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by Burnham and the Sub-Advisers to other accounts. The Board viewed favorably the current and historic willingness of Burnham to limit the total expense ratios of certain Funds and the agreement to contractually waive fees and reimbursement expenses currently in effect.

The Board, including the Independent Trustees, noted that the contractual management fees for the Burnham Fund were at the median within its Lipper peer group, but that those for the Financial Services and Financial Industries Funds were above the median and the management fees for the U.S. Government Money Market Fund were at the high end of its peer group. The Board considered that the higher relative expense ratios were primarily related to the small sizes of certain Funds and of the Fund complex as a whole. Recognizing this, the Board concluded that, for each Fund, the advisory fee is acceptable based upon the qualifications, experience, reputation and performance of Burnham and the relevant Sub-Adviser and the moderate overall expense ratio of the Funds, particularly given the relatively small size of the Funds and the Fund complex.

(b)	Profitability and Costs of Services to Burnham. The Board, including the Independent Trustees, considered estimates of Burnham’s profitability and costs attributable to the Funds as part of the Burnham fund complex. The Board recognized that increased fixed costs, particularly legal and audit fees, have a greater impact on smaller fund families, such as the Burnham funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ expenses compare unfavorably to some funds identified as peers by Lipper. The Board also considered whether the amount of Burnham’s profit is a fair entrepreneurial profit for the management of the Funds, and noted that Burnham has substantially increased its resources devoted to Fund matters in response to regulatory requirements and new or enhanced Fund policies and procedures despite the decrease in revenues from the management of the Funds due to the decline in Fund assets. The Board,
36 OTHER INFORMATION

Board of trustees’ evaluation and approval of investment advisory and sub-advisory agreements (continued)
including the Independent Trustees, concluded that Burnham’s profitability was at an acceptable level, particularly in light of the quality of the services being provided to the Funds. The Independent Trustees did not review profitability data for the Sub-Advisers because the subadvisory fees had been negotiated on an arm’s-length basis by Burnham and the Funds are not directly responsible for paying such fees.

4.	Extent of Economies of Scale as the Funds Grow. The Board, including the Independent Trustees, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Independent Trustees noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as fund assets grow. However, given the relatively small size of each Fund and of the Fund complex as a whole, which had declined in aggregate assets over the past two years, the Board did not believe that significant (if any) economies of scale have been achieved.

5.	Whether Fee Levels Reflect Economies of Scale. The Board, including the Independent Trustees, also considered enhancements in personnel and services provided to the Funds by Burnham in recent years, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees. The Board also recognized that Burnham and the Funds have benefited as a result of lower fees to certain service providers in recent years.

6.	Other Relevant Considerations.

(a)	Personnel and Methods. The Board, including the Independent Trustees, considered the size, education and experience of the staff of Burnham and the Sub-Advisers, their fundamental research capabilities and approach to recruiting, training and retaining portfolio management and other research and management personnel, and concluded that these attributes enable them to provide a high level of services to the Funds. The Board also considered the favorable history, reputation, qualifications and background of Burnham and each Sub-Adviser, as well as the qualifications of their personnel.

(b)	Other Benefits. The Board, including the Independent Trustees, also considered the character and amount of other direct and incidental benefits received by Burnham, Mendon and their affiliates from their association with the Funds, including the relatively small amount of soft dollar services received by Mendon and the brokerage commissions received by, and the amount of 12b-1 fees and sales commissions retained by BSI. The Board concluded that potential “fall-out” benefits that Burnham, Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions

In considering the Agreements, the Board, including the Independent Trustees, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Based on this review, it was the judgment of the Board that shareholders of the Burnham Fund had received satisfactory performance at reasonable fees. With respect to each other Fund, it was the judgment of the Board that shareholders had received satisfactory performance at reasonable prices in the context of their investment strategies and, with respect to the Financial Services and Financial Industries Funds, the sectors in which they invest. Therefore, re-approval of the Agreements was in the best interests of the Funds and their shareholders. As a part of its decision-making process, the Board noted that Burnham and Mendon have long-standing relationships with the Funds they advise or sub-advise, as applicable, and the Board believes that a long-term relationship with capable, conscientious advisers is in the best interests of the Funds. The Board considered, generally, that shareholders invested in the Funds knowing that Burnham and, in some cases, a Sub-Adviser, managed the Fund and knowing their investment management fee schedules. As such, the Board considered, in particular, whether Burnham and the Sub-Advisers managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders.
OTHER INFORMATION 37

MODERN PORTFOLIO THEORY STATISTICS TERMS
Beta
A measure of a fund’s sensitivity to market movements, relative to the S&P 500. (By definition, the beta of the S&P 500 is 1.00.)
R2
Reflects the percentage of a fund’s movements that are explained by movements in its benchmark index. An R2 of 100 means that all movements are explained by the benchmark.
Alpha
Measures the difference between the fund’s actual returns and its expected performance, given its level of risk.
Standard Deviation
A statistical measure of the range of a fund’s performance. The greater the standard deviation, the greater the fund’s volatility.
Sharpe Ratio
Risk-adjusted measure using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance.

Distributor:
Burnham Securities, Inc.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019
phone: 1-800-874-FUND (3863)
internet: www.burnhamfunds.com
email: contact@burnhamfunds.com
This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.
Because this report gives data about the past, the funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.
OFFICERS OF THE TRUST
Jon M. Burnham
President and Chief Executive Officer
Michael E. Barna
Executive Vice President, Chief Financial Officer and Secretary
Debra B. Hyman
Executive Vice President
Frank A. Passantino
First Vice President, Assistant Secretary and Anti-Money Laundering Officer
Ronald M. Geffen
Vice President
Thomas N. Calabria
Chief Compliance Officer
BOARD OF TRUSTEES
Chairman
Jon M. Burnham
Trustees
Joyce E. Heinzerling
Suzanne D. Jaffe
David L. Landsittel
John C. McDonald
Donald B. Romans
Robert F. Shapiro
George Stark

Item 2. Code of Ethics.
     Not applicable to this filing.
Item 3. Audit Committee Financial Expert.
     Not applicable to this filing.
Item 4. Principal Accountant Fees and Services.
     Not applicable to this filing.
Item 5. Audit Committee of Listed Registrants.
     Not applicable to this filing.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable to this filing.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
     There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1)	Not applicable to this filing.

(a)	(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)	(3)	Not applicable to this filing.

(b)		Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Burnham Investors Trust
By (signature and title)*	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date September 3, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date September 3, 2010

By (signature and title)*	/s/ Michael E. Barna
Michael E. Barna
Chief Executive Officer (Principal Executive Officer)

Date September 3, 2010